 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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☒	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

Rosetta Resources Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ROSETTA RESOURCES INC.
717 Texas, Suite 2800
Houston, Texas 77002

April 9, 2009

Dear Rosetta Stockholder:

I am pleased to invite you to Rosetta’s Annual Meeting of Stockholders. The Annual Meeting will be held at The Lancaster Hotel, 701 Texas, Houston, Texas 77002, on Friday, May 8, 2009 at 9:00 a.m., local Houston time.

The Notice of the Annual Meeting and Proxy Statement, which are attached, provide information concerning the matters to be considered at the Annual Meeting. The Annual Meeting will cover only the business contained in the Proxy Statement and will not include a management presentation. At the Annual Meeting, you and the other stockholders will elect seven directors to Rosetta’s Board of Directors as described in the accompanying Proxy Statement. I encourage you to read the enclosed Notice of Annual Meeting and Proxy Statement, which contains information about the Board of Directors and its committees and personal information about each of the nominees for the Board. The Proxy Statement also includes a proposal to ratify the appointment of the Company’s independent registered public accounting firm and a proposal to approve the Amended and Restated Rosetta Resources Inc. 2005 Long-Term Incentive Plan.

We hope you can join us on May 8, 2009. Whether or not you can attend personally, it is important that your shares are represented at the meeting. We value your opinions and encourage you to participate in this year’s Annual Meeting by voting your proxy. You may vote by Internet or by telephone using the instructions on the proxy card, or by signing your proxy card and returning it in the envelope provided. You can also attend and vote at the Annual Meeting.

Sincerely,

Randy L. Limbacher
President and Chief Executive Officer

ROSETTA RESOURCES INC.
717 Texas, Suite 2800
Houston, Texas 77002

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on May 8, 2009

To the Stockholders of
Rosetta Resources Inc.:

The Annual Meeting of Stockholders of Rosetta Resources Inc., a Delaware corporation (“Company,” “Rosetta,” “we,” “us” or “our”), will be held on Friday, May 8, 2009 at 9:00 a.m., local Houston Time, at The Lancaster Hotel, 701 Texas, Houston, Texas 77002, for the following purposes:

1.	To elect seven directors to the Board of Directors of the Company to serve until the next Annual Meeting of the Company’s stockholders;

2.	To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for 2009;

3.	To approve the Amended and Restated Rosetta Resources Inc. 2005 Long-Term Incentive Plan; and

4.	To transact such other business as may properly come before the meeting and any adjournment or postponement thereof.

The Board of Directors has fixed the close of business on March 26, 2009 as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting and any adjournment or postponement thereof. Only stockholders of record at the close of business on the record date are entitled to notice of, and to vote at, the meeting. A complete list of the stockholders will be available for examination at the offices of the Company at 717 Texas, Suite 2800, Houston, Texas 77002 during ordinary business hours for a period of 10 days prior to the meeting.

All stockholders are cordially invited to attend the meeting. Stockholders are urged to vote, whether or not they plan to attend the meeting. Please take time to vote by following the Internet or telephone voting instructions provided on the accompanying proxy card, or you may complete, date and sign the accompanying proxy card and return it promptly in the postage-paid return envelope provided. You may revoke your proxy at any time before the vote is taken by following the instructions in this Proxy Statement.

By Order of the Board of Directors of
ROSETTA RESOURCES INC.

Karen Paganis
Assistant General Counsel and Corporate Secretary

Houston, Texas
April 9, 2009

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GENERAL INFORMATION

Q:	Who is soliciting my proxy?

A:
We, the Board of Directors of Rosetta Resources Inc., are sending you this Proxy Statement in connection with the solicitation of proxies for use at Rosetta’s 2009 Annual Meeting of Stockholders. Certain directors, officers and employees of Rosetta may also solicit proxies on our behalf by mail, phone, fax or in person.

Q:	Who is paying for this solicitation?

A:
Rosetta will pay for the solicitation of proxies, including the cost of preparing and mailing this Proxy Statement. We will also reimburse banks, brokers, custodians, nominees, and fiduciaries for their reasonable charges and expenses to forward the proxy materials to the beneficial owners of Rosetta stock.

Q:	What am I voting on?

A:	1.	The election of Randy L. Limbacher, Richard W. Beckler, Donald D. Patteson, Jr., D. Henry Houston, Josiah O. Low III, Philip L. Frederickson, and Matthew D. Fitzgerald to the Board of Directors;

	2.	The ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm; and

	3.	The approval of the Company’s Amended and Restated 2005 Long-Term Incentive Plan.

Q:	Who can vote?

A:	Stockholders as of the close of business on March 26, 2009 are entitled to vote at the Annual Meeting.

Q:	How do I vote?

A:
You may vote the shares either in person or by proxy. To vote by proxy, you may vote via telephone by using the toll-free number listed on the proxy card, via the Internet at the website for Internet voting listed on the proxy card, or you may mark, date, sign, and mail the enclosed proxy card in the prepaid envelope. Giving a proxy will not affect the right to vote the shares if you attend the Annual Meeting and want to vote in person – by voting in person you automatically revoke the proxy. If you vote the shares in person, you must present proof that you own the shares as of the record date and date of voting through brokers’ statements or similar proof and identification. You also may revoke the proxy at any time before the meeting by giving the Corporate Secretary written notice of the revocation or by submitting a later-dated proxy. If you return the signed proxy card but do not mark the voting preference, the individuals named as proxies will vote the shares FOR the three proposals.

Q:	How does the Board recommend I vote on the proposals?

A:	1.	The Board unanimously recommends that you vote FOR the election of each of the Board’s director nominees.

	2.	The Board unanimously recommends that you vote FOR the appointment of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm.

	3.	The Board unanimously recommends that you vote FOR approval of the Amended and Restated Rosetta Resources Inc. 2005 Long-Term Incentive Plan.

Q:	Is my vote confidential?

A:
Proxy cards, ballots and voting tabulations that identify individual stockholders are mailed or returned directly to Rosetta and handled in a manner intended to protect the voting privacy. The vote will not be disclosed except: (1) as needed to permit Rosetta to tabulate and certify the vote; (2) as required by law; or (3) in limited circumstances, such as a proxy contest in opposition to the Board (which is not currently anticipated). Additionally, all comments written on the proxy card or elsewhere will be forwarded to management.

Q:	How many shares can vote?

A:
As of the record date, March 26, 2009, Rosetta had outstanding 51,094,741 shares of common stock. Each share of common stock is entitled to one (1) vote. Each Rosetta employee’s share of restricted common stock is entitled to one (1) vote, regardless of any outstanding vesting period.

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Q:	What happens if I withhold my vote for an individual director?

A:	Because the individual directors are elected by a plurality of the votes cast at the meeting, a withheld vote will not have an effect on the outcome of the election of an individual director.

Q:	What is a broker non-vote?

A:
Under the rules of various national and regional securities exchanges, brokers may vote their customers’ stock held in street name on routine matters when the brokers have not received voting instructions from their customers. Brokers may not vote their customers’ stock held in street name on non-routine matters unless they have received voting instructions from their customers. Non-voted stock on non-routine matters are called “broker non-votes.”

Q:	What routine matters will be voted on at the Annual Meeting?

A:
The election of directors and the ratification of the appointment of the independent registered public accounting firm are routine matters on which brokers may vote in their discretion on behalf of customers who have not provided voting instructions.

Q:	What non-routine matters will be voted on at the Annual Meeting?

A:
The approval of the Amended and Restated Rosetta Resources Inc. 2005 Long-Term Incentive Plan is a non-routine matter on which brokers are not allowed to vote unless they have received voting instructions from their customers.

Q:	How many votes are needed to approve each of the proposals?

A:
Under our Bylaws, the election of each director requires the affirmative vote of a plurality of the votes at any meeting at which a quorum is present. For this purpose, abstentions are not counted as a vote cast either “for” or “against” the director.

The ratification of the appointment of the independent registered public accounting firm requires the affirmative vote of a majority of votes cast and present in person or by proxy at the Annual Meeting. For this purpose, abstentions are not counted as a vote cast either “for” or “against” the proposal.

The approval of the Amended and Restated Rosetta Resources Inc. 2005 Long-Term Incentive Plan requires the affirmative vote of a majority of votes cast and present in person or by proxy at the Annual Meeting. For this purpose, abstentions and broker non-votes are not counted as a vote cast either “for” or “against” the Amended and Restated Rosetta Resources Inc. 2005 Long-Term Incentive Plan.

Q:	Can I vote on other matters?

A:
We do not expect any other matter to come before the meeting. We did not receive any stockholder proposals by the date requested. If any other matter is presented at the Annual Meeting, the signed proxy gives the individuals named as proxies authority to vote the shares on such matters at their discretion.

Important Notice Regarding the Availability of Proxy Materials for the
Stockholders Meeting to be Held on Friday, May 8, 2009

The Company’s Notice of the Annual Meeting, Proxy Statement, and the 2008 Annual Report on Form 10-K are also available at www.proxyvote.com.

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ROSETTA RESOURCES INC.
717 Texas, Suite 2800
Houston, Texas 77002

PROXY STATEMENT

For Annual Meeting of Stockholders
To Be Held on May 8, 2009

INTRODUCTION

The accompanying proxy, mailed together with this Proxy Statement, is solicited by and on behalf of the Board of Directors (the “Board of Directors” or the “Board”) of Rosetta Resources Inc., a Delaware corporation (“Company,” “Rosetta,” “we,” “us” or “our”), for use at the Annual Meeting of Stockholders of the Company to be held at 9:00 a.m., local Houston time on May 8, 2009 at The Lancaster Hotel, 701 Texas, Houston, Texas 77002, and at any adjournment or postponement thereof. The approximate date on which this Proxy Statement and the accompanying proxy will first be mailed to stockholders of the Company is April 9, 2009.

Shares represented by valid proxies will be voted at the meeting in accordance with the directions given. If no directions are given, the shares will be voted in accordance with the recommendations of the Board of Directors unless otherwise indicated. Any stockholder of the Company returning a proxy has the right to revoke the proxy at any time before it is voted by communicating the revocation in writing to Karen Paganis, Corporate Secretary, Rosetta Resources Inc., 717 Texas, Suite 2800, Houston, Texas 77002, or by voting at a later time by Internet or telephone or by submitting a proxy bearing a later date. No revocation by written notice or by delivery of another proxy shall be effective until the notice of revocation or other proxy, as the case may be, has been received by the Company at or prior to the meeting.

Only stockholders of record of the Company’s common stock at the close of business on March 26, 2009, the record date for the meeting, are entitled to notice of and to vote at the meeting. On that date, Rosetta had outstanding 51,094,741 shares of common stock, each of which is entitled to one (1) vote.

Voting Procedures and Tabulation

Stockholders of record of common stock of the Company may vote via Internet, telephone, or by signing, dating, and returning the proxy card in the accompanying postage-paid envelope. Stockholders whose shares of common stock of the Company are held in the name of a bank, broker or other holder of record (that is, “street name”) will receive separate instructions from such holder of record regarding the voting of proxies.

Rosetta will appoint one or more inspectors of election to act at the meeting and to make a written report thereof. Prior to the meeting, the inspectors will sign an oath to perform their duties in an impartial manner and according to the best of their ability. The inspectors will ascertain the number of shares outstanding and the voting power of each share, determine the shares represented at the meeting and the validity of proxies and ballots, count all votes and ballots, and perform certain other duties as required by law.

The inspectors will tabulate the number of votes cast for, or withheld from, each matter submitted at the meeting for a stockholder vote. Votes that are withheld will be excluded entirely from the vote and will have no effect. Under the NASDAQ Marketplace Rules, brokers who hold shares in street name have the discretionary authority to vote on certain routine items when they have not received instructions from beneficial owners. For purposes of the 2009 Annual Meeting, routine items include the election of directors and the ratification of the appointment of the Company’s independent registered public accounting firm. Approval of the Amended and Restated Rosetta Resources Inc. 2005 Long-Term Incentive Plan is a non-routine item, meaning brokers are prohibited from exercising discretionary authority with respect to the proposal if they have not received instructions from beneficial owners with respect to such proposals (so-called “broker non-votes”). In such case, the shares they hold will not be considered part of the voting power present and, therefore, will have no effect on the vote.

CORPORATE GOVERNANCE AND COMMITTEES OF THE BOARD

Board of Directors

The Board of Directors currently consists of seven directors. All seven current directors are standing for re-election. All of the Board members standing for re-election (other than Randy L. Limbacher, the President and Chief Executive Officer) meet the independence criteria under the Securities and Exchange Commission (“SEC”) rules and under the rules of The NASDAQ Stock Market LLC (“NASDAQ”). You may not vote for a greater number of persons than the number of nominees named.

Each of the Board members serves a one-year term or until such Board member’s successor is duly elected to serve on the Board. In addition, the Bylaws provide that the authorized number of directors, which shall constitute the whole Board of Directors, may be changed by resolution duly adopted by the Board. Any vacancies and additional directorships resulting from an increase may be filled by the affirmative vote of a majority of the directors then in office, even though less than a quorum.

During 2008, the Board met ten times and acted by unanimous written consent five times. Each of the directors who were members of the Board of Directors at the time attended the 2008 Annual Meeting of Stockholders. Messrs. Frederickson and Fitzgerald were appointed to the Board of Directors after the 2008 Annual Meeting of Stockholders. Each director attended at least 90% of the meetings of the Board of Directors and its committees of which such director was a member during the past fiscal year, either in person or by telephone.

Committees of the Board

The Board of Directors has established three committees: the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee. Although we are not required to have a separate Compensation Committee, we have determined that it is in the best interest of the Company to maintain an independent Compensation Committee.

Audit Committee and Audit Committee Financial Expert. The Audit Committee appoints the independent registered public accounting firm to audit the financial statements and oversee the annual audit. The Audit Committee also approves any other services provided by public accounting firms. The Audit Committee provides assistance to the Board of Directors in fulfilling its oversight responsibility to the stockholders, the investment community and others relating to the integrity of the financial statements, the compliance with legal and regulatory requirements, the independent registered public accounting firm’s qualifications and independence, and the performance of the internal audit function. The Audit Committee oversees the system of disclosure controls and procedures and system of internal controls regarding financial, accounting, legal compliance and ethics that management and the Board of Directors have established. In doing so, it is the responsibility of the Audit Committee to maintain free and open communication between the Audit Committee and the independent registered public accounting firm, the internal accounting function and management of the Company. Additionally, the Audit Committee provides oversight to the process of determining the estimated reserves and utilizes independently engaged experts as necessary. Messrs. Richard W. Beckler, Donald D. Patteson, Jr., D. Henry Houston, Josiah O. Low III, Philip L. Frederickson, and Matthew D. Fitzgerald serve on the Audit Committee, all of whom are “independent” under NASDAQ rules and SEC rules. Mr. Houston, Chairman of the Audit Committee, and Messrs. Patteson, Low, and Fitzgerald are “Audit Committee financial experts,” as defined under the rules of the SEC.

The Audit Committee met five times and did not act by unanimous written consent during 2008. Each member of the Audit Committee attended at least 80% of the meetings, either in person or by telephone. See the report of the Audit Committee in this Proxy Statement. A copy of the Audit Committee’s adopted charter is posted in the “Corporate Governance” section of our website at www.rosettaresources.com, and may also be obtained by written request to the attention of the Corporate Secretary of the Company at 717 Texas, Suite 2800, Houston, Texas 77002.

Compensation Committee. The Compensation Committee reviews the compensation and benefits of the executive officers, establishes and reviews general policies related to compensation and benefits, and administers the Company’s long-term incentive plan. Pursuant to the Compensation Committee charter, the Compensation Committee determines the compensation of the Chief Executive Officer (“CEO”). Messrs. Beckler, Patteson, Houston, Low, Frederickson, and Fitzgerald serve on the Compensation Committee of the Board, all of whom are “independent” under NASDAQ rules, SEC rules and Internal Revenue Service rules and regulations. The Chairman is Mr. Patteson. The Compensation Committee met seven times and did not act by unanimous written consent during 2008. Each member of the Compensation Committee was present, either in person or by telephone, for at least

85.7% of the meetings. A copy of the Compensation Committee’s adopted charter is posted in the “Corporate Governance” section of our website at www.rosettaresources.com, and may also be obtained by written request to the attention of the Corporate Secretary of the Company at 717 Texas, Suite 2800, Houston, Texas 77002.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee assists the Board by identifying individuals qualified to become members of the Board, consistent with its approved criteria, recommending director nominees for election at the Annual Meeting of Stockholders or for appointment to fill vacancies, and advising the Board about the appropriate composition of the Board and its committees. The Committee also develops and recommends to the Board corporate governance principles and practices and assists in implementing them. The Nominating and Corporate Governance Committee conducts a regular review of the corporate governance principles and practices and recommends to the Board any additions, amendments or other changes. The Nominating and Corporate Governance Committee evaluates and makes an annual report concerning the performance of the Board, the Nominating and Corporate Governance Committee’s performance and management’s performance with respect to corporate governance matters. Messrs. Beckler, Patteson, Houston, Low, Frederickson, and Fitzgerald serve on the Nominating and Corporate Governance Committee of the Board, all of whom are “independent” under NASDAQ rules and SEC rules. The Chairman is Mr. Beckler. Each member of the Nominating and Corporate Governance Committee was present, either in person or by telephone, at all meetings. The Nominating and Corporate Governance Committee met four times and did not act by written consent in 2008. A copy of the Nominating and Corporate Governance Committee’s adopted charter is posted in the “Corporate Governance” section of our website at www.rosettaresources.com, and may also be obtained by written request to the attention of the Corporate Secretary of the Company at 717 Texas, Suite 2800, Houston, Texas 77002.

Board of Directors Governance Guidelines and Other Governance Documents

The Board of Directors has adopted the Board of Directors Governance Guidelines (“Governance Guidelines”) to govern the qualifications and conduct of the Board. The Governance Guidelines are posted in the “Corporate Governance” section of our website at www.rosettaresouces.com together with the following governance documents:

Bylaws,

Code of Business Conduct and Ethics,

Audit Committee Charter,

Compensation Committee Charter,

Nominating and Corporate Governance Committee Charter,

Environmental, Health and Safety Mission Statement,

Environmental, Health and Safety Policy,

Stock Ownership Guidelines for Non-Employee Directors, and

Stock Ownership Guidelines for Officers.

These documents will also be available in print to any stockholder requesting a copy in writing from the Corporate Secretary of the Company at 717 Texas, Suite 2800, Houston, Texas 77002.

Director Independence. The standards applied by the Board of Directors in affirmatively determining whether a director is “independent” in compliance with the listing standards of NASDAQ generally provide that a director is not independent if:  (a) the director is, or in the past three years has been, an employee of Rosetta or any of its subsidiaries; (b) a member of the director’s immediate family is, or in the past three years has been, an executive officer of Rosetta or any of its subsidiaries; (c) the director or a member of the director’s immediate family has received more than $120,000 during any period of twelve consecutive months within the three years preceding the determination of independence in direct compensation from Rosetta or any of its subsidiaries other than for service as a director (or for a family member, as a non-executive employee); (d) the director or a member of the director’s immediate family is, or in the past three years has been, employed in a professional capacity by PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm, or has worked for such firm in any capacity on Rosetta’s audit; (e) the director or a member of the director’s immediate family is, or in the past three years has been, employed as an executive officer of a company where a Rosetta executive officer serves on the Compensation Committee; or (f) the director or a member of the director’s immediate family is an executive officer of a company that makes payments to, or receives payments from, Rosetta or any of its subsidiaries in an amount which, in any twelve-month period during the past three years, exceeds the greater of $200,000 or five percent of the consolidated gross revenues of the company receiving the payment.

The Board of Directors, applying the standards referenced above, affirmatively determined that six of its members, Messrs. Beckler, Patteson, Houston, Fitzgerald, Frederickson and Low, constituting a majority of the Board, are independent for Board membership purposes. The Board of Directors also determined that all members of the Audit Committee, Compensation Committee, and Corporate Governance and Nominating Committee are independent.

Independent Directors/Executive Sessions. In 2008, the independent directors met seven times in executive session, outside of the presence of the management director, who does not satisfy the NASDAQ and SEC independence criteria, and other members of the management team. The Audit Committee meets with the independent registered public accountant without anyone else present.

Non-executive Chairman. Mr. Houston serves as the Chairman of the Board of Directors in a non-executive officer capacity. As the Chairman of the Board of Directors, Mr. Houston has several responsibilities, including setting board meeting agendas in collaboration with the Chief Executive Officer, presiding at board meetings, executive sessions, and assigning tasks to committees. Stockholders may communicate with Mr. Houston by writing to the Chairman of the Board, c/o Corporate Secretary, Rosetta Resources Inc., 717 Texas, Suite 2800, Houston, Texas 77002.

Board Composition. The Nominating and Corporate Governance Committee is responsible for reviewing the requisite skills and characteristics of new Board members as well as the composition of the Board as a whole. The Committee believes that the minimum qualifications for serving as a director are that a nominee demonstrate an ability to make a meaningful contribution to the Board’s oversight of the business and affairs and have a reputation for ethical conduct. Nominees for director will include individuals who, taking into account their diversity, skills, and experience in the context of the needs of the Board, as well as other relevant factors such as conflicts of interest and other commitments, would enhance the Board’s ability to manage and direct the affairs and business. We have not established term limits as we do not wish to risk losing the contribution of directors who will be able to develop, over a period of time, increasing insight into our business and operations.

The Committee identifies candidates by asking the current directors and executive officers to notify the Committee if they become aware of individuals who meet the criteria described above. The Committee has the sole authority to engage firms that specialize in identifying director candidates. The Committee will also consider candidates recommended by stockholders. After the Committee has identified a potential candidate, it collects and reviews available information regarding the individual, and if the Committee determines that the candidate warrants further consideration, the Committee Chairman or another Committee member will contact the person. Generally, if the individual expresses a willingness to be considered for election to the Board, the Committee will request information from the candidate, review the individual’s qualifications, engage a third party to conduct a background investigation, and conduct one or more interviews with the candidate. When the Committee has completed this process, it tenders its recommendation to the full Board for consideration.

Responsibility of Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee prepares and recommends to the Board for adoption appropriate corporate governance principles and practices. Each year, this Committee:

•	Reviews the advisability or need for any changes in the number and composition of the Board;

•	Reviews the advisability or need for any changes in the number, charters, titles, or composition of the committees of the Board;

•	Recommends to the Board the composition of each committee of the Board and the individual director to serve as chairman of each committee;

•	Requires each chairman of each committee to report to the Board about the committee’s annual evaluation of its performance and evaluation of its charter;

•	Receives comments from all directors and reports to the Board with an assessment of the Board’s performance, to be discussed with the full Board following the end of each fiscal year;

•
Develops, reviews and reassesses the adequacy of the Company’s corporate governance principles and practices and recommends any proposed changes in the Governance Guidelines to the Board for its approval;

•	Makes a report to the Board on succession planning and work with the Board to evaluate potential successors to the CEO; and

•	Re-evaluates the performance of the Nominating and Corporate Governance Committee and makes a report to the full Board.

Board’s Interaction with Stockholders. The CEO and other corporate officers are responsible for establishing effective communications with the stockholders. In accordance with this policy, management speaks for the Company. This policy does not preclude independent directors from meeting with stockholders, but where appropriate, management should be present at such meetings. Stockholders may submit communications to directors by writing to the Corporate Secretary of the Company at the executive offices set forth in this Proxy Statement under “Stockholder Communications with the Board of Directors.”

Business Conduct and Ethics.  The Code of Business Conduct and Ethics (the “Ethics Code”) requires all of the directors, officers and employees to adhere to certain basic principles that uphold the Company’s guiding values of integrity, accountability and professionalism. The Ethics Code requires such individuals to comply with the law, avoid conflicts of interest, compete fairly and honestly, maintain a safe and healthy work environment, and preserve company assets.  We do not presently believe that there would be any occasion requiring any changes in or waivers under the Ethics Code, but in the event of exceptional circumstances in which such a change or waiver becomes necessary, it would require Board approval and, where appropriate, prompt public disclosure, which we would provide on our website. This includes specific compliance procedures and a mechanism for reporting violations to a supervisor, the Director of the Internal Audit Department, or to the General Counsel. We have established an “ethics hotline” for employees to use and a procedure for maintaining anonymity of names with respect to an employee reporting a violation of the Ethics Code. You can access the Ethics Code in the “Corporate Governance” section of our website at www.rosettaresources.com. You may also obtain a copy of it by written request to the attention of the Corporate Secretary of the Company at 717 Texas, Suite 2800, Houston, Texas 77002.

Directors’ Continuing Education.  The Governance Guidelines require directors to participate in continuing education in subjects relevant to the duties of a director. While the Company arranges for director education presentations around the regular meetings of the Board of Directors, the directors also attend continuing education programs provided by independent organizations, including the National Association of Corporate Directors (“NACD”). Messrs. Beckler, Fitzgerald, Frederickson, Houston, Low and Patteson have each achieved the Certificate of Director Education from the NACD Corporate Directors Institute.

VOTING SECURITIES

Only holders of record of common stock of the Company, par value $0.001 per share, at the close of business on March 26, 2009, the record date for the Annual Meeting, are entitled to notice of, and to vote at, the meeting. A majority of the shares of common stock entitled to vote, present in person or represented by proxy, is necessary to constitute a quorum. Abstentions and broker non-votes on filed proxies and ballots are counted as present for establishing a quorum. On the record date for the Annual Meeting, there were issued and outstanding 51,094,741 shares of common stock. Each share of common stock is entitled to one (1) vote.

PROPOSAL 1
ELECTION OF DIRECTORS

As of the date of this Proxy Statement, the Company’s Board consists of seven directors, all seven of the directors will stand for election, and six of those seven are independent. Information regarding the business experience of each nominee is provided below. All directors are elected annually to serve until the next Annual Meeting and until successors are elected. You are being asked to elect seven members to the Board. You may not vote for a greater number of persons than the number of nominees named.

Directors are elected by plurality vote of the shares present at the Annual Meeting, meaning that the director nominee with the most affirmative votes for a particular slot is elected for that slot. If you sign the proxy card but do not give instructions with respect to the voting of directors, the proxyholders will vote in favor of the seven persons recommended by the Board. If you wish to give specific instructions with respect to the voting of directors, you must do so with respect to the slate of seven persons who will be voted upon at the Annual Meeting prior to the Annual Meeting.

The Board expects that all of the nominees will be available to serve as directors as indicated. If any nominee should become unavailable, however, the proxyholders will vote for a nominee or nominees who would be designated by the Board of Directors unless the Board chooses to reduce the number of directors serving on the Board.

Company Nominees for Director

D. Henry Houston, age 69, has served as Director of Rosetta since July 2005. On July 9, 2007, Mr. Houston was appointed as the Chairman of the Board. From 2002 through 2008, when he retired, D. Henry Houston was Executive Vice President, Chief Operating Officer, and Chief Financial Officer of Remote Knowledge, Inc., a company offering communication services for marine pleasure craft. From 1995 through 2002, he served as Executive Vice President and Chief Financial Officer of T.D. Rowe Amusements, a private company operating approximately 25,000 vending and amusement devices. Mr. Houston also previously worked as an oil and gas consultant and served as President of KP Explorations, Chairman of the Board of Magee Poole Drilling, President of Black Hawk Oil Company, Chief Financial Officer of C&K Petroleum, and Vice President, Chief Financial Officer, and Director of Southdown Inc. Earlier in his career, he worked with Price Waterhouse and with Detsco, Inc.

Randy L. Limbacher, age 51, has served as Director and President and Chief Executive Officer of Rosetta since November 1, 2007. Prior to joining Rosetta, Mr. Limbacher served as President, Exploration and Production – Americas for ConocoPhillips, and had responsibility in this position for all exploration and production activities in the Western Hemisphere. Mr. Limbacher joined ConocoPhillips with its April 2006 acquisition of Burlington Resources, an organization with which he had spent over twenty years. At Burlington, Mr. Limbacher held a series of increasingly responsible positions, including his role at the time of the acquisition of Executive Vice President, Chief Operating Officer and Director. Early in his career, he served in engineering roles with Conoco and Mobil/Superior Oil. Mr. Limbacher has 27 years of experience in the exploration and production business, both domestically and internationally. He holds a B.S. in Petroleum Engineering from Louisiana State University. Mr. Limbacher serves on the Board of Directors of CARBO Ceramics Inc.

Richard W. Beckler, age 69, has served as Director of Rosetta since July 2005. Since 2003, Mr. Beckler has served as a partner in the global litigation group of the law firm of Howrey LLP. From 1979 through 2003, he was a partner in the law firm of Fulbright & Jaworski and at the end of his tenure, the partner heading the litigation group in Washington, D.C. Mr. Beckler also served as a section chief in the Criminal Fraud Section of the U.S. Department of Justice, and as an Assistant District Attorney in the Manhattan District Attorney's Office.

Donald D. Patteson, Jr., age 63, has served as Director of Rosetta since July 2005. Mr. Patteson is the founder and Chairman of the Board of Directors of Sovereign Business Forms, Inc., a consolidator in the wholesale manufacturing of custom business forms and related products segment of the printing industry. He also served as Chief Executive Officer of Sovereign until his retirement in August 2008. Prior to founding Sovereign in August 1996, he served as Managing Director of Sovereign Capital Partners, an investment firm specializing in leveraged buyouts. Mr. Patteson also previously served as President and Chief Executive Officer of WBC Holdings, Inc., and President and Chief Executive Officer of Temple Marine Drilling, Inc./R.C. Chapman Drilling Co., Inc., and President, Chief Executive Officer and Director of Temple Drilling. Mr. Patteson also worked with Atwood Oceanics, Houston Offshore International, Western Oceanic and Arthur Andersen’s management consulting practice earlier in his career.

Josiah O. Low III, age 69, has served as Director of Rosetta since December 2006. He is currently a Senior Advisor to Catterton Partners. Prior to serving with Catterton, Mr. Low led the corporate finance group of Donaldson, Lufkin and Jenrette (“DLJ”) as a Managing Director for over fifteen years. He was a significant contributor in the development of DLJ from a boutique investment bank into one of Wall Street's largest and most prestigious firms, prior to its merger with Credit Suisse First Boston. Preceding his position at Credit Suisse, Mr. Low was a founding Managing Director of Merrill Lynch Capital Markets Group. He has extensive investment experience in the oil and gas finance sector throughout the United States, including involvement with Mesa Petroleum, Houston Oil & Minerals, Big Three Industries, Centex Oil & Gas, and other various drilling funds during the late 1980s. Mr. Low is a graduate of Williams College. He serves on the Board of Directors of Costar Group (NASDAQ) and is Chairman of the Board of Directors for Audubon Connecticut.

Philip L. Frederickson, age 52, has served as Director of Rosetta since July 2008. He retired from ConocoPhillips in January 2008, where he served as Executive Vice President, Planning, Strategy and Corporate Affairs at the time of his retirement. Mr. Frederickson joined Conoco in 1978 and held various positions in the United Sates and Europe, with diverse responsibilities including refining and marketing operations, upstream strategy and portfolio management, and business development. Mr. Frederickson serves on the board of directors for Sunoco Logistics Partners LP. He is also a director for The Yellowstone Park Foundation.

Matthew D. Fitzgerald, age 51, has served as Director of Rosetta since September 2008. He is currently a private investor. Mr. Fitzgerald retired from Grant Prideco, Inc. in April of 2008, where he served as Executive Vice President and Chief Financial Officer since January 2004, and Treasurer since February 2007. Prior to joining Grant Prideco, Inc., Mr. Fitzgerald served as Executive Vice President, Chief Financial Officer, and Treasurer of Veritas DGC beginning in March 2001. Mr. Fitzgerald was employed by BJ Services Company from 1989 to 2001, where he served as Vice President and Controller. Mr. Fitzgerald was also a senior manager with the accounting firm of Ernst & Whinney. Mr. Fitzgerald holds a Bachelor of Science and a Masters in Accountancy from the University of Florida.

Stockholder Nomination of Directors

The Company has not received stockholder recommendations for a nominee for director for consideration at the 2009 Annual Meeting of Stockholders. To be considered for the 2010 Annual Meeting of Stockholders, our Bylaws require that a stockholder’s notice with respect to director nominations must be submitted to the Company no earlier than January 9, 2010 and no later than February 8, 2010. Stockholder recommendations of individuals for consideration as a nominee for director should be submitted in writing to the attention of the Corporate Secretary, 717 Texas, Suite 2800, Houston, Texas 77002. To be in proper written form, a stockholder’s notice with respect to director nominations must set forth:

1.	As to each nominee, the name, age, business address and residence address of such nominee and his or her principal occupation or employment;

2.
As to the stockholder giving notice, (a) certain identifying information with respect to such stockholder and any other person on whose behalf the nomination is made (such stockholder or other person, a “Nominating Person”) and (b) a description of all arrangements between such Nominating Person, any proposed nominee and any other person (including their names) pursuant to which the nomination(s) are to be made by the Nominating Person; and

3.
As to each nominee or Nominating Person, (a) the class and number of shares of the Company’s capital stock owned beneficially or of record by such person, (b) whether and the extent to which any hedging or other transaction has been entered into by or on behalf of, or any other agreement has been made, the effect or intent of which is to mitigate loss or manage the risk or benefit of share price changes for, or to increase or decrease the voting power of, such person with respect to any Company securities, and (c) any other information relating to such persons required to be disclosed in a proxy statement or other filings required to be made in connection with proxy solicitations for election of directors pursuant to the Securities and Exchange Act of 1934, as amended.

All stockholder notices must include a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business or nomination before the meeting and a statement whether any Proposing Person (as defined in the Company’s Bylaws) or Nominating Person, as the case may be, intend to solicit proxies in connection with the proposal or nomination. Additionally, notices with respect to director nominations must be accompanied by a written consent of each proposed nominee, to being named as a nominee and to serve as a director if elected.

The Board of Directors unanimously recommends that you vote FOR the election of each of the Board’s director nominees.

INFORMATION CONCERNING THE BOARD OF DIRECTORS

Compensation of Directors

Effective after their election at the Annual Meeting of Stockholders, we pay each of the non-employee directors an annual retainer which is currently set at $35,000. In addition, the Chairman of the Audit Committee is currently paid an annual retainer of $15,000, the Chairman of the Compensation Committee is currently paid an annual retainer of $10,000, and the Chairman of the Nominating and Corporate Governance Committee is currently paid an annual retainer of $7,500. The non-executive Chairman of the Board is currently paid an annual retainer of $25,000. Non-employee directors are currently paid an attendance fee of $1,500 for each Board Meeting attended in person, an attendance fee of $1,000 for each committee meeting attended in person (except for attendance at meetings of the Audit Committee, for which the director is currently paid $1,250), and an attendance fee of $1,000 for each Board or committee meeting attended telephonically. We reimburse all directors for reasonable expenses incurred while attending Board and committee meetings. Directors may take an annual physical examination at the Company’s expense.

Any non-employee director may elect to receive a grant of shares of the Company’s common stock in lieu of the annual retainer fees as a Board member and/or Chairman. The number of shares is determined by dividing the fee amount by the fair market value (the average of the high and low trading price) of the common stock on the day of the Annual Meeting of Stockholders.

From 2006 through 2008, upon each initial election or re-election to the Board at the Annual Meeting of Stockholders, each director received (a) a fully vested option to purchase 5,000 shares of the common stock for a ten-year term at a price equal to the fair market value on the date of the Annual Meeting of Stockholders and (b) a grant of 3,500 shares of restricted stock, with vesting to occur in three installments: 25% one year after the date of grant, an additional 25% two years after the date of grant, and the remaining 50% three years after the date of grant. Grants as described in this paragraph were received by Messrs. Beckler, Houston and Patteson upon their elections at the 2006, 2007 and 2008 Annual Meetings of Stockholders; by Mr. Low at the 2007 and 2008 Annual Meetings of Stockholders; by Mr. Frederickson upon his initial election to the Board in July 2008; and by Mr. Fitzgerald upon his initial election to the Board in September 2008.

In 2008, the Compensation Committee of the Board engaged Longnecker & Associates (“Longnecker”), a nationally recognized compensation consulting firm with experience in the exploration & production business, to conduct a study of the Company’s compensation of its Board members. In conducting its analysis, Longnecker reviewed Board compensation practices at the peer group companies selected for executive compensation purposes. While Longnecker determined that the Company’s current cash compensation of Board members continued to be appropriate, it was noted that (a) the trend at a number of leading companies was to continue to balance director compensation between cash and equity, but to move away from stock options in favor of restricted stock in the equity component, (b) providing a fixed number of shares in any form of equity would often under-deliver or over-deliver compensation based on stock price fluctuation, and (c) vesting periods matched the terms of Board service at most other companies. As such, the Board approved changes to the equity portion of compensation for Board service.

Beginning in 2009, upon each re-election to the Board at the Annual Meeting of Stockholders, each director will receive a grant of restricted stock, the number of shares of which will be determined by dividing $100,000 by the average of the fair market values of a share of Rosetta common stock for the 30 trading days immediately preceding the Annual Meeting of Stockholders, then rounded up to the next whole share. The shares granted upon re-election will vest one year from date of grant.

Beginning in 2009, upon each initial election to the Board that does not occur at the Annual Meeting of Stockholders, each director will receive a grant of restricted stock, the number of shares of which will be determined by dividing (a) $100,000 by the average of the fair market values of a share of Rosetta common stock for the 30 trading days immediately preceding the grant date, (b) then multiplying that product by a fraction, the numerator of which will be the number of days from the grant date until the one-year anniversary of the previous Annual Meeting of Stockholders, and the denominator of which shall be 365, and (c) then rounding up to the next whole share. The shares granted upon initial election will vest on the same date as shares granted to directors who were re-elected at the previous Annual Meeting of Stockholders.

Mr. Limbacher receives no separate compensation for service on the Board of Directors, nor will any other officers, if any, who serve as directors in the future, receive separate compensation. See “Director Compensation Table” for more information on director compensation paid for fiscal year 2008.

Compensation Committee Interlocks and Insider Participation

At December 31, 2008, the members of the Compensation Committee were Messrs. Beckler, Fitzgerald, Frederickson, Houston, Low and Patteson. Mr. Patteson is the Chairman of the Compensation Committee. No member of the Compensation Committee was an officer or employee of the Company at any time during 2008.

During 2008, no executive officer or employee of the Company served as (i) a member of the Compensation Committee (or other Board Committee performing equivalent functions) of another entity, one of whose executive officers served on the Compensation Committee of our Board of Directors; (ii) a director of another entity, one of whose executive officers served on the Compensation Committee of our Board of Directors; or (iii) a member of the Compensation Committee (or other Board Committee performing equivalent functions) of another entity, one of whose executive officers served as a director of our Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners

The following tabulation sets forth as of March 26, 2009 information with respect to the only persons who were known to the Company to be beneficial owners of more than five percent of the outstanding shares of common stock of the Company. The information below is based on the Company’s review of Schedules 13D or 13G on file with the SEC, and current records maintained by the Company’s transfer agent.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
First Pacific Advisors, LLC	8,295,400(1)	16.3%
11400 West Olympic Blvd., Suite 1200
Los Angeles, California 90064

(1)
Based on a Schedule 13G filed with the SEC on February 5, 2009, First Pacific Advisors, LLC may be deemed to share voting and dispositive control over the shares or common stock owned by FPA Capital Fund, Inc. (4,455,800 shares). In addition, two managing members of First Pacific Advisors, LLC, Robert L. Rodriquez individually owns 132,500 and J. Richard Atwood individually owns 65,000, may be deemed to beneficially own shares outside of the First Pacific Advisors, LLC benefit ownership investments.

Security Ownership of Directors and Executive Officers

The following tabulation sets forth, as of March 2, 2009, the shares of common stock beneficially owned by each nominee director, each Named Executive Officer listed in the Summary Compensation Table included elsewhere in this Proxy Statement, and all nominee directors and executive officers as a group.

	Common Stock Beneficially Owned (1)
Name	Number of Shares		Percent of Class
Directors
Randy L. Limbacher	496,771	(2)	*
Richard W. Beckler	38,433	(3)	*
Matthew D. Fitzgerald	8,500	(4)	*
Philip L. Frederickson	8,500	(5)	*
D. Henry Houston	39,375	(6)	*
Josiah O. Low III	36,171	(7)	*
Donald D. Patteson, Jr.	43,505	(8)	*

Executive Officers (excluding any director named above)
Michael J. Rosinski	172,743	(9)	*
Ellen R. DeSanctis	129,143	(10)	*
Michael H. Hickey	122,461	(11)	*
Charles F. Chambers	151,111	(12)	*
All directors and executive officers as a group (15 persons)	1,408,974		2.7

* Less than one percent.
(1)	Unless otherwise indicated, all shares are directly held with sole voting and investment power.
(2)
Represents (i) 91,349 shares of unrestricted common stock, (ii) 303,322 restricted shares of common stock, with restrictions to lift on various dates through November 2012, provided that Mr. Limbacher is continuously employed by the Company or an affiliate until such dates, and (iii) 102,100 shares of common stock underlying fully vested options.

(3)
Represents (i) 5,558 shares of unrestricted common stock, (ii) 7,875 restricted shares of common stock, with restrictions to lift on various dates through May 2010, provided (generally) that Mr. Beckler continues board service with the Company until such dates, and (iii) 25,000 shares of common stock underlying fully vested options.

(4)
Represents (i) 3,500 restricted shares of common stock, with restrictions to lift on various dates through September 2011, provided (generally) that Mr. Fitzgerald continues board service with the Company until such dates, and (iii) 5,000 shares of common stock underlying fully vested options.

(5)
Represents (i) 3,500 restricted shares of common stock, with restrictions to lift on various dates through July 2011, provided (generally) that Mr. Frederickson continues board service with the Company until such dates, and (iii) 5,000 shares of common stock underlying fully vested options.

(6)
Represents (i) 6,500 shares of unrestricted common stock, (ii) 7,875 restricted shares of common stock, with restrictions to lift on various dates through May 2011, provided (generally) that Mr. Houston continues board service with the Company until such dates, and (iii) 25,000 shares of common stock underlying fully vested options.

(7)
Represents (i) 9,146 shares of unrestricted common stock, (ii) 7,025 restricted shares of common stock, with restrictions to lift on various dates through May 2011, provided (generally) that Mr. Low continues board service with the Company until such dates, and (iii) 20,000 shares of common stock underlying fully vested options.

(8)
Represents (i) 10,630 shares of unrestricted common stock, (ii) 7,875 restricted shares of common stock, with restrictions to lift on various dates through May 2011, provided (generally) that Mr. Patteson continues board service with the Company until such dates, and (iii) 25,000 shares of common stock underlying fully vested options.

(9)
Represents (i) 57,500 shares of unrestricted common stock, (ii) 74,343 restricted shares of common stock, with restrictions to lift on various dates through January 2012, provided that Mr. Rosinski is continuously employed by the Company or an affiliate until such dates, and (iii) 40,900 shares of common stock underlying fully vested options.

(10)
Represents (i) 62,300 shares of unrestricted common stock, and (ii) 66,843 restricted shares of common stock, with restrictions to lift on various dates through January 2012, provided that Ms. DeSanctis is continuously employed by the Company or an affiliate until such dates.

(11)
Represents (i) 30,319 shares of unrestricted common stock, (ii) 51,517 restricted shares of common stock, with restrictions to lift on various dates through January 2012, provided that Mr. Hickey is continuously employed by the Company or an affiliate until such dates, and (iii) 40,625 shares of common stock underlying fully vested options.

(12)	Represents 61,611 shares of unrestricted common stock and 89,500 shares of common stock underlying fully vested options.

Executive Officers Who are Not Directors

Name	Age	Position
Michael J. Rosinski	64	Executive Vice President, Chief Financial Officer, and Treasurer
Ellen R. DeSanctis	52	Executive Vice President, Strategy and Development
Charles F. Chambers (1)	58	Executive Vice President, Corporate Development
Michael H. Hickey	54	Vice President and General Counsel
John D. Clayton	45	Vice President, Asset Development
James E. Craddock	50	Vice President, Drilling and Production Operations
Denise DuBard	51	Vice President and Controller
J. Chad Driskill	44	Vice President, Marketing and Business Development
Gerald L. Maxwell	55	Vice President, Human Resources

(1)	Mr. Chambers left the employment of the Company in January 2009.

Michael J. Rosinski, age 64, has served as Executive Vice President, Chief Financial Officer and Treasurer of Rosetta Resources Inc. since July 2005, and was Secretary from July 2005 until August 2008. Prior to joining the Company, Mr. Rosinski served as Executive Vice President and Chief Financial Officer of Rosetta Resources Operating LP (formerly known as Calpine Natural Gas L.P.). Prior to that, Mr. Rosinski served as Chief Financial Officer of Power 3 Medical Products from July 2004 through May 2005, and was Senior Vice President and Chief Operating Officer of Municipal Energy Resources Corporation from 1997 to 2004. Previously, he held positions as Senior Vice President and Chief Financial Officer of Santa Fe Energy and held a number of positions at Tenneco. Mr. Rosinski holds a Masters degree in Business Administration from Tulane University and a Bachelors degree in Mechanical Engineering from Georgia Tech. He has over 36 years of experience in energy financing, financial management and controls, planning and investor relations in energy and related industries.

Ellen R. DeSanctis, age 52, has served as Executive Vice President, Strategy and Development since September 2008. Prior to joining Rosetta, Ms. DeSanctis was an independent consultant, advising companies in the areas of strategic planning, investor relations and leadership development. Ms. DeSanctis began her technical career at Shell Oil in 1978, and later moved to Atlantic Richfield Company where she served in a variety of financial and operational functions. Ms. DeSanctis later was responsible for investor relations, corporate communications, and business analysis and budgeting for Vastar Resources Inc. In 2000, Ms. DeSanctis accepted a position at Burlington Resources Inc., where she served most recently as Vice President of Corporate Communications & Strategic Planning. Ms. DeSanctis received a B.A. in Geology & Geological Sciences from Princeton University and a MBA from the University of California, Los Angeles.

Charles F. Chambers, age 58, served as Executive Vice President, Corporate Development of Rosetta Resources Inc. from July 2005 until his departure from the Company in January 2009. Prior to joining the Company and since February 2005, Mr. Chambers served as Vice President of Business Development and Land for Rosetta Resources Operating LP (formerly known as Calpine Natural Gas L.P.). Prior to that in March 2002, he founded Buena Vista Oil & Gas for the purpose of acquiring domestic oil and gas assets, and he served as its Managing Director. Mr. Chambers served as Vice President, Business Development for Rosetta Resources Operating LP from October 1999 until March 2002. Mr. Chambers served as Vice President, Corporate Development of Sheridan Energy from 1997 until 1999 when Sheridan was acquired by Calpine. Prior to these assignments, Mr. Chambers was Land Manager at C&K Petroleum Inc. and later founded Chambers Oil & Gas, Inc., an independent operator active in the Texas-Louisiana Gulf Coast. Mr. Chambers has 34 years of experience in the oil and gas industry.

Michael H. Hickey, age 54, has served as Vice President and General Counsel of Rosetta Resources Inc. since August 2005. Previously, Mr. Hickey served as Vice President Law and Secretary of Technip Offshore Inc., from April 2004 through July 2005. From September 2000 to March 2004, he was with Calpine’s North American E&P and midstream group, serving as Vice President and Managing Counsel from May 2003. He served as Vice President, General Counsel and Secretary of Kosa B.V. from December 1998 until August 2000. He holds a Bachelors of Arts degree in English and a Juris Doctorate, both from the University of Tennessee, and has been a practicing lawyer for 29 years.

John D. Clayton, age 45, has served as Vice President, Asset Development since March 2008. Prior to joining the Company, Mr. Clayton was Manager, Lower 48 Business Development for ConocoPhillips, Inc. Mr. Clayton became employed with ConocoPhillips in 2006 as a result of ConocoPhillips’ merger with Burlington Resources Inc. Mr. Clayton was employed with Burlington Resources Inc. from 1986 through 2004, where he held various positions including Director of Worldwide Acquisition and Divestitures. Mr. Clayton has a Bachelors of Science degree in petroleum engineering from Louisiana State University and has over 21 years experience in the industry in asset management, reservoir engineering, production engineering and drilling engineering.

James E. Craddock, age 50, has served as Vice President, Drilling and Production Operations since April, 2008. From April 2006 to March 2008, Mr. Craddock was Chief Operating Officer for BPI Energy, Inc., an exploration and production start-up company focused on coal bed methane development. On February 3, 2009 BPI Energy, Inc. filed a voluntary petition for relief under Chapter 11 of the U.S. Bankruptcy Code. Mr. Craddock began his industry career with Superior Oil Company in 1981 and then held a broad range of technical, operational and strategic roles with Burlington Resources and its predecessor companies for more than twenty years. At Burlington, he held a series of positions of increasing responsibility, most recently as Chief Engineer. Mr. Craddock has extensive experience in production operations, reservoir and production engineering, and unconventional gas and oil exploitation. Mr. Craddock received a Bachelor of Science degree in Mechanical Engineering from Texas A&M University.

Denise DuBard, age 51, has served as Vice President and Controller of Rosetta Resources Inc. since July 2005. Prior to joining the Company, Ms. DuBard served as an independent accounting consultant from January 2002 to July 2005, with audit responsibilities in various public and private industries including oil and gas, retail and manufacturing, working on special projects with companies such as Western Atlas International, Deloitte & Touche and El Paso Energy Corporation. Prior to that, she was with Team, Inc. as Assistant Controller, and held financial accounting and management positions at Sonat Offshore Drilling, Inc. and Enterprise Capital Corporation. Ms. DuBard is a cum laude graduate of Texas A&M University and has over 24 years of accounting experience.

J. Chad Driskill, age 44, has served as Vice President, Marketing and Business Development of Rosetta Resources Inc. since July 2005. At Rosetta, Mr. Driskill is responsible for both physical and financial commodity marketing and trading, as well as supporting mergers and acquisition activity for the Company. Prior to joining Rosetta, Mr. Driskill spent ten years holding a number of positions in energy trading, business development, and risk management at both Calpine Corporation and Calpine Energy Services. Prior to joining Calpine, Mr. Driskill spent five years at LFC Financial Corp. as Director of Gas Trading. Mr. Driskill has over 21 years of experience in the energy trading, oil and gas, and power generation industries. Mr. Driskill received a Bachelor of Business Administration degree in Finance from Texas Tech University.

Gerald L. Maxwell, age 55, has served as the Vice President, Human Resources since April 2007. Mr. Maxwell joined the Company in May 2005 as an independent consultant. In November 2005, he became the General Manager of Human Resources, and in April 2007, he became Vice President of Human Resources. Previously, Mr. Maxwell was Vice President of Human Resources for several of El Paso Corporation’s business units, both domestic and international. Prior to El Paso’s acquisition of Tenneco, he was director of human resources for Tenneco Energy. Mr. Maxwell has also held human resources positions at Quintana Petroleum, Anadarko Petroleum, Coastal Corporation, and in the financial industry. He holds dual Bachelors degrees in management and economics from Houston Baptist University, and has over 30 years human resources experience in the energy industry.

COMPENSATION DISCUSSION AND ANALYSIS

Overview of Compensation Philosophy

Rosetta compensates management through a mix of base salary, bonus and equity grants with the objectives of attracting and retaining key executive officers critical to long-term success, compensating those executive officers fairly and competitively for responsibility and accomplishment, and aligning management's incentives with the long-term interests of its stockholders. In recent years, the hydrocarbon exploration and production business has become an increasingly competitive marketplace for talent. Despite the recent downturn in energy commodity prices, Rosetta’s management and directors believe that the underlying fundamentals that have created this intense competition for people – continuing worldwide demand for energy, supplies that are increasingly difficult and expensive to find and produce, and relatively limited numbers of college students pursuing undergraduate degrees in the geosciences – will remain in place for the foreseeable future. While these fundamentals will make attracting and retaining experienced energy executives an ongoing challenge, we believe that our historical approach remains valid – base salary levels are generally set at the middle of Rosetta’s competitive marketplace for comparable positions, and above-market total compensation can be achieved in the aggregate through the annual performance bonus program and through stock price appreciation.

Our annual performance bonus program is designed to pay out based on Company performance in five areas, each of which is generally weighted equally to the others:  production volumes, reserves added, finding costs, EBITDA, and expenses (lifting & operating and G&A). The Board may elect to modify the bonus pool that is developed from these five key metrics after consideration of other factors such as environmental, health and safety performance; sustainability (adding new inventory, developing new core areas, success in acquisitions and exploration); relative performance to peers; and ability to pay. At the executive level, the bonus paid to the President and CEO is completely dependent on corporate performance in these areas, while payment to the other officers is based 80% on his or her performance toward the achievement of corporate performance goals and 20% to individual performance by the executive and the performance of his or her areas of responsibility.

To ensure that employees are focused on stock price appreciation, the Company has made all of its employees stockholders through grants of equity in the form of restricted stock. For executive management, a combination of restricted stock and non-qualified stock options has been granted to ensure additional emphasis on stock price appreciation. In 2009, we added performance share units (PSUs) to the equity mix for executives to ensure a focus on behaviors that improve total stockholder return.

The Compensation Process

The Role of the Compensation Committee of the Board of Directors. The Compensation Committee of the Company’s Board of Directors is required to be composed of at least three independent directors. We began 2008 with four independent directors serving on the Committee, and added a fifth and sixth in the latter part of 2008. As part of its stated purpose in its charter (which can be found in full on our website in the “Corporate Governance” section at www.rosettaresources.com), the Compensation Committee “will assist the Board of Directors of Rosetta Resources Inc. (the “Company”) in discharging its responsibilities relating to compensation of the Company's executive officers and the members of the Board of Directors. The Compensation Committee has overall responsibility for approval, evaluation and oversight of all compensation and benefit plans, policies and programs of the Company.” Several of its stated responsibilities in support of this purpose are to annually:

•	Review and make recommendations to the Board with respect to general compensation policies of the Company with respect to all officers and directors;

•
Review and approve, for the executive officers of the Company, (a) the annual base salary level, (b) awards under incentive compensation plans and equity-based plans, (c) employment agreements, severance arrangements, and change-in-control agreements/provisions, in each case as, when and if appropriate, and (d) any special or supplemental benefits; and

•
Review and approve the corporate goals and objectives relevant to the compensation of the executive officers and evaluate the executive officers' performance in light of these goals and objectives, and recommend to the Board the compensation levels based on this evaluation.

Both the President and CEO and the Vice President, Human Resources may advise the Committee in the discharge of these responsibilities by suggesting programs, practices, and specific actions affecting executive officers other than the President and CEO himself. However, other executive officers do not play a part in the process of setting executive compensation.

In 2008, the Compensation Committee met seven times, met in executive session during two of those meetings, and did not act by unanimous written consent at any time during the year.

Review of Compensation Philosophy and Determination of Targeted Overall Compensation. To assist the Company in developing its compensation philosophy and in establishing “targeted overall compensation” (i.e., the aggregate level of compensation that we will pay if performance goals are deemed to have been fully met), the Compensation Committee in August 2008 engaged Longnecker. The Compensation Committee retained Longnecker to perform a study of the compensation of executive management at the Company and at 15 comparable companies (the “Peer Group”) based on factors that included market capitalization, revenues, geographic focus and skill requirements for executive positions. Companies were generally considered comparable if they were at least half as large, and no more than twice as large as Rosetta in two of the following three categories: market capitalization, annual revenues, and asset size. The selected Peer Group for 2008 was:

Atlas America, Inc.
ATP Oil & Gas Corp.
Berry Petroleum Co.
Bill Barrett Corp.
Carrizo Oil & Gas, Inc
Clayton Williams Energy, Inc.
Comstock Resources, Inc.
Concho Resources Inc.
Energy Partners, Ltd.
Energy XXI
Linn Energy, LLC.
McMoran Exploration Company
Petroquest Energy, Inc.
Stone Energy Corp.
Swift Energy Company

The Compensation Committee regularly reviews and refines the Peer Group as appropriate.

Compensation studies that are limited to a review of Peer Group proxy statements will cover in detail only those individuals for whom compensation information is disclosed publicly, which generally include only the five most highly compensated officers at each company. As a result, Longnecker used additional data from other broad executive compensation surveys to more fully develop targeted overall compensation levels for all of the executive officers.

Longnecker was engaged independently by the Compensation Committee. Whether Longnecker continues to provide consulting services in the area of executive compensation will be a decision reached independently by the Compensation Committee. Longnecker performs no consulting services for the Company except in the area of executive and director compensation.

The Compensation Committee reviews annually the levels of each element of executive compensation and recommends to the Board that changes be implemented as necessary in line with the compensation philosophy.

Elements of Executive Compensation

After receiving the results of the Longnecker study and reviewing the Company’s compensation philosophy against the actual practices of the Peer Group, the Compensation Committee determined that the elements of targeted overall compensation for executive management should continue to include (1) base salary, (2) a bonus plan with payouts (if any) based on performance, and (3) equity.

Base Salaries.  Rosetta provides its executive officers with assured cash compensation in the form of a base salary that is generally near the average of the selected Peer Group. The base salaries paid to top executive officers at year-end 2008 are shown in the Summary Compensation Table. The Compensation Committee expects to continue to review executive base salaries annually and to recommend changes as appropriate.

Incentive Bonus. Incentive bonuses are a critical part of the Company’s compensation philosophy. Bonuses may be earned if the Company achieves its objectives in key performance metrics as discussed below. Bonuses actually paid in 2009 as a result of 2008 performance are shown in the Summary Compensation Table under the “Non-Equity Incentive Plan Compensation” column. Bonuses for 2007 performance were paid in March 2008.

Bonus targets as a percentage of base salary remain unchanged from the levels at which they were set at the beginning of 2008, and are 100% for the President and CEO, 75% for the executive vice presidents, and from 50% to 65% for the vice presidents.

Although the Company reserves the right to add or delete corporate performance metrics for the bonus plan in the future, the metrics for 2008 are shown below. Each metric carried an equal weighting to the others.

•	Production Volumes – the average daily production of natural gas or its equivalent expressed in numbers of thousand cubic feet (MCFe). The target in 2008 was 147 MCFe per day.

•
Reserves Added – the reserves of natural gas or its equivalent added in the year through finding and development activities or through acquisition, expressed in billion cubic feet (BCFe). The target in 2008 was 80 BCFe.

•	Finding Costs – annual capital expenditures divided by annual reserves added. The target in 2008 was $3.64 per MCFe.

•	Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA). The target in 2008 was $338.6MM

•	Expenses Per Unit – the sum of annual lifting & operating expenses plus G&A expenses, divided by total annual production. The target in 2008 was $1.34 per MCFe.

We do not plan to publish current-year targets because we believe that publication of this sensitive proprietary information places us at a competitive disadvantage. Moreover, given the very volatile market conditions facing the Company and our industry in 2009, the Company is not providing financial and operating guidance at this time, and we are concerned that published target information could be inappropriately interpreted as financial and operating guidance.

The bonus payout for the President and CEO is fully dependent on achievement of corporate objectives, while payout for the other executive officers is based 80% on his or her performance toward the achievement of corporate objectives and 20% on performance by that executive and by his/her area of responsibility. The Company believes that it is reasonable to expect performance warranting a full payout of the pool. At the recommendation of the Compensation Committee, the Board may exercise an element of positive or negative discretion beyond the stated objectives when it considers that discretion warranted, both as concerns the pool as a whole or the award for any individual. Without limiting the Board’s ability to exercise positive or negative discretion for any sound business reason, the Board determined at the beginning of 2008 that several specific factors could be considered in its decision as to whether or not to modify the payouts that were calculated as a result of the five key performance metrics. These specific factors included environmental, health & safety performance; performance in sustainability (adding new inventory, net increase in core areas, acquisitions, and exploration success); relative performance against the Peer Group; and our progress towards a successful resolution of Calpine’s lawsuit against the Company.

The Company entered 2009 with commodity prices at extraordinarily low levels. Given the challenges that will face the Company during 2009 and the associated need to conserve cash, Mr. Limbacher recommended to the Board that he not receive a 2008 bonus. In addition, the remaining Executive Officers offered to leave half of their 2008 bonuses at risk, and Mr. Limbacher made this recommendation to the Committee as well. The remaining bonuses for the executive officers will not be paid unless Mr. Limbacher determines, in his sole discretion, that the Company’s financial position is such that payout is appropriate. If Mr. Limbacher does not determine that payout is appropriate prior to March 15, 2010, those remaining bonuses will be forfeited. Notwithstanding actual 2008 performance in which the bonus metrics warranted a payout of at least 80% of target, the Board accepted these recommendations, and they are reflected in the Summary Compensation Table.

Equity Grants. Another critical component of our compensation philosophy is that our executive officers’ personal financial success should be tied to our common stock performance. As a result of the 2007 Longnecker study, the Compensation Committee and the Board determined that additional grants of equity were appropriate and subsequently made those grants in February 2008. As a result of the 2008 Longnecker study, the Compensation Committee and the Board again determined that additional grants of equity are appropriate and subsequently made those grants in January 2009. All equity grants have been made pursuant to the Rosetta Resources Inc. Amended and Restated 2005 Long-term Incentive Plan.

The grants made in February 2008 and January 2009 were based on information from the Longnecker studies reflecting the value of equity grants as a percentage of base salary for similar positions at the Company’s competitors. For 2008, the Compensation Committee determined that this equity value would be granted in a mix of restricted stock and non-qualified stock options. The Compensation Committee believes that granting restricted stock encourages the executive officers to adopt a view towards long-term value while providing a retention incentive even in the event of a decline in the stock price, and that granting stock options encourages the executive officers to take necessary and appropriate steps to increase the stock price. All restricted stock and stock options granted in February 2008 are time-vested, with 25% vesting one year from the date of grant, an additional 25% after two years, and the remaining 50% after three years if the recipient remains employed by the Company as of those dates. For 2009, the Compensation Committee determined that the equity component of executive compensation would be granted in a mix of restricted stock, stock options, and PSUs. While the philosophy underlying the utilization of restricted stock and stock options remains unchanged, the Compensation Committee determined that it would be appropriate to change the mix of equity, and to introduce an element to encourage the executive officers to take actions to improve Company performance against three metrics that have demonstrated strong correlations to long-term total stockholder return: (1) proved reserves per share, (2) risked probable/possible inventory as a multiple of proved reserves, and (3) percentage change in cash flow multiple as compared to the S&P Mid-Cap 400 Oil & Gas Exploration & Production Index. The PSUs will be considered for vesting by the Compensation Committee after the end of a three-year performance period on December 31, 2011, and may be vested at the sole discretion of the Compensation Committee from 0% - 200% at that time.

None of these equity grants has been timed to coincide with or to precede the release of material information, and the Compensation Committee believes that strong controls have been established to prevent such timed grants. Specifically, (1) all grants for executive officers must be approved by the Compensation Committee, (2) grant prices for non-qualified stock options have all been set at the fair market value (average of the high and low trades) on the date of grant, (3) all options granted before October 1, 2006 were granted on the date of approval by the Board, and all options granted on or after October 1, 2006 were granted on the first trading day of the month following approval by the Board, and (4) no options have been re-priced. In establishing award levels, the Compensation Committee and the Board generally do not consider the equity ownership levels of the recipients or prior awards that are fully vested. The Company has implemented requirements that each Executive Officer hold a specific minimum level of stock, and these requirements are set forth in the Officers Stock Ownership Guidelines, available in the “Corporate Governance” section of our website at www.rosettaresources.com. The requirements are as follows:  President and CEO – 250,000 shares, Executive Vice President – 50,000 shares, and any other Vice Presidents – 25,000 shares. Stock that counts towards satisfaction of this requirement includes stock owned, whether directly or in street name; stock held beneficially; unvested restricted stock; and vested stock options. Officers have three years to meet the requirement.

Actions Taken Affecting Each Element. Utilizing annualized base salaries as of January 1, 2009, full-target bonuses for 2009, and restricted stock, stock options and PSUs that were granted effective in January 2009, the Compensation Committee has allocated the compensation components for executive officers as follows:

Position	Base Salary	Bonus	Equity
President and CEO	16%	16%	68%
Executive VPs	23%	18%	59%
Vice Presidents	31%	18%	51%

Employee Benefits. In addition to the main elements of compensation previously discussed in this section, the executive officers are eligible for the same welfare and defined benefits as are available to all employees, which include medical and dental insurance, short and long-term disability insurance, life and accidental death insurance each with a face value of $50,000, and a 401(k) plan with a dollar-for-dollar match on the first 6% of eligible employee contributions. Like other employees, each executive may park in Rosetta’s building or other available parking space at no cost, although the executive officers have reserved spaces. The Company has no pension plan or deferred compensation arrangement for the executive officers at this time.

In addition to these all-employee benefits, executive officers may utilize two other benefits. First, the Company may pay monthly club membership dues (but not personal usage expenses) for the President and CEO and for the two executive vice presidents. This allows these executives to make business contacts outside the reach of the Company and to have a place to entertain corporate clients. Second, to ensure that the executive leadership is given every opportunity to identify and correct medical issues that may affect their work, the Company provides for an annual physical examination for executive officers at Company expense.

The general benefits offered to all employees (and thus to the executive officers) are reviewed each year. The benefits offered only to executive officers are reviewed by the Compensation Committee in conjunction with its annual study of executive officer compensation.

Employment Agreements and Other Executive Severance and Change-in-Control Arrangements. The Company has entered into a written employment agreement with each of the individuals who were named as executive officers prior to January 2008 (Messrs. Limbacher, Rosinski, Chambers, Hickey, Driskill and Maxwell, and Ms. DuBard)  These employment agreements ensure an individual understanding of how the employment relationship may be extended or terminated, what benefits are to be paid in the event of termination (as described in the “Severance Benefits” and “Change-in-Control Benefits” sections below), and outline the executive’s post-employment obligations. These obligations restrict the use of confidential and/or proprietary information both during and after employment, and for two years after termination prohibit (1) disparagement of the Company and (2) solicitation of employees, vendors, customers to end their relationships with the Company. Originals of these employment agreements are retained by the Company’s Human Resources Department.

The Board determined that it would end the practice of entering into written employment agreements beginning with executives hired in 2008 and instead adopted the Rosetta Resources Inc. Executive Severance Plan and the Rosetta Resources Inc. Executive Change-in-Control Plan. These two plans cover executive officers who are not covered by an individual written employment agreement (Messrs. Clayton and Craddock, and Ms. DeSanctis), and they ensure an understanding of how the employment relationship may be terminated and what benefits are to be paid in the event of termination (as described in the “Severance Benefits” and “Change-in-Control Benefits” sections below). For these executives, post-employment obligations regarding the use of confidential and/or proprietary information are described in broader policies covering all employees.

Tax Considerations

Deductibility Cap on Executive Compensation. Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) places a limit of $1 million on the amount of compensation that may be deducted by the Company in any year with respect to the executive officers, with the exception of the Chief Financial Officer. However, performance-based compensation, as defined in Section 162(m) of the Code, is fully deductible if the programs are approved by stockholders and meet other requirements.

To maintain flexibility in compensating the executive officers in a manner designed to promote varying corporate goals, the Compensation Committee has not adopted a policy that all compensation must be deductible. We may make payments that are not fully deductible if we believe that such payments are necessary to achieve corporate objectives and to protect stockholder interests. In 2008, Mr. Limbacher’s total compensation of $3,091,913 exceeded the deductibility limit by $2,091,913 due to the vesting of certain grants of restricted stock, and was thus subject to the Code’s Section 162 (m) limitations. The Company did not exceed the $1 million deductibility limit for any other executive officer.

Gross-Ups. Under their employment agreements (for executive officers covered by an employment agreement), or under the Rosetta Resources Inc. Executive Change-in-Control Plan (for executive officers not covered by an employment agreement), if benefits to which the executive officers become entitled are considered “excess parachute payments” under Section 280G of the Code, then the executive officers would be entitled to an additional gross-up payment from the Company. This payment would be in an amount such that, after payment by the executive officer of all taxes including any excise tax imposed upon the gross-up payment, the executive officer would retain an amount equal to the excise tax imposed upon the payment.

Severance Benefits

The Compensation Committee has determined that it is important to provide termination benefits for executive officers. These termination benefits are stated in each executive officer’s employment agreement (as applicable) or in the Rosetta Resources Inc. Executive Severance Plan and reflect the fact that it may be difficult for executive officers to find comparable employment within a short period of time.

If the Company should choose not to renew an employment agreement at its expiration, if the Company terminates the employment of the executive officer for reasons other than cause, or if the executive officer terminates employment for good reason, then the executive officer would be paid a multiple of base salary and target bonus and would become immediately vested in any unvested equity grants. In these circumstances, the President and CEO would be paid three times his then-current base salary and target bonus, each of the two executive vice presidents would be paid two times his or her then-current base salary and target bonus, and each of the other executive officers would each be paid his or her then-current base salary and target bonus. Separation payments for Messrs. Limbacher, Rosinski and Chambers, and for Ms. DeSanctis would have exceeded the Code’s Section 162(m) deductibility limits under a hypothetical termination for reasons other than cause or for good reason, if such hypothetical termination had occurred as of December 31, 2008.

In general, the definition of “cause” in each employment agreement and in the Rosetta Resources Inc. Executive Severance Plan, is (i) a breach of duty by executive in the course of executive’s employment involving fraud, acts of dishonesty (other than inadvertent acts or omissions), disloyalty to Employer or its Affiliates, or moral turpitude constituting criminal felony; (ii) conduct by executive that is materially detrimental to Employer, monetarily or otherwise, or reflects unfavorably on Employer or executive to such an extent that Employer’s best interests reasonably require the termination of executive’s employment; (iii) acts or omissions of executive materially in violation of executive’s obligations under the individual employment agreement or at law; (iv) executive’s failure to comply with or enforce Employer’s policies concerning equal employment opportunity, including engaging in sexually or otherwise harassing conduct; (v) executive’s repeated insubordination; (vi) executive’s failure to comply with or enforce, in any material respect, all other personnel policies of Employer or its Affiliates; (vii) executive’s failure to devote executive’s full working time and best efforts to the performance of executive’s responsibilities to Employer or its Affiliates; (viii) executive’s conviction of, or entry of a plea agreement or consent decree or similar arrangement with respect to a felony or any violation of federal or state securities laws; or (ix) executive’s failure to cooperate with any investigation or inquiry authorized by the Board or conducted by a governmental authority related to the business or executive’s conduct.

In general, the definition of “good reason” in each employment agreement is (i) any demotion of executive as evidenced by a material diminution in executive’s responsibilities or duties; (ii) a material diminution in executive’s base compensation; (iii) any permanent relocation of executive’s place of business to a location 50 miles or more from the then-current location, provided such relocation is a material change in geographic location at which executive must provide services for purposes of Section 409A; or (iv) any other action or inaction by Employer that constitutes a material breach by Employer of its obligations under the agreement. In general, the definition of “good reason” in the Rosetta Resources Inc. Executive Severance Plan is (i) any reduction of the multiple or percentage applicable to an executive in the event of a qualifying termination under the Plan, (ii) a material diminution in executive’s base compensation; or (iii) any permanent relocation of executive’s place of business to a location 50 miles or more from the then-current location, provided such relocation is a material change in geographic location at which executive must provide substantial services for purposes of Section 409A.

Based upon a hypothetical termination as of December 31, 2008, the severance benefits for the Named Executive Officers for the reasons stated above would have been as follows:

Name (1)	Hypothetical Separation Payment to Executive on 12/31/08 (2)	Hypothetical Cost of Accelerated Vesting of Equity Awards as of 12/31/08 (3)	Total Cost of Hypothetical Separation Event as of 12/31/08
Randy L. Limbacher, President and Chief Executive Officer (PEO)	$3,750,000	$3,068,188	$6,818,188
Michael J. Rosinski, Executive Vice President and Chief Financial Officer (PFO)	$910,000	$518,958	$1,428,958
Ellen R. DeSanctis, Executive Vice President, Strategy and Development (NEO)	$910,000	$501,523	$1,411,523
Charles F. Chambers, Executive Vice President, Corporate Development (NEO)	$840,000	$518,300	$1,358,300
Michael H. Hickey, Vice President and General Counsel (NEO)	$396,000	$377,680	$773,680

(1)	For this and subsequent tables, “PEO” is an acronym for Principal Executive Officer, “PFO” for Principal Financial Officer and “NEO” for Named Executive Officer.
(2)
This column includes a multiple of base salary and bonus as described in the employment agreement (as applicable), or in the Rosetta Resources Inc. Executive Severance Plan. Severance pay benefits pursuant to employment agreements are paid out over time.

(3)	The costs of accelerating the vesting of equity awards are represented in this column using the Company’s unamortized costs of the grants.

Change-in-Control Benefits

The Compensation Committee has determined that the interests of stockholders are best served if we provide separation benefits to eliminate, or at least reduce, the reluctance of executive officers to pursue potential corporate transactions that may be in the best interests of stockholders, but that may have resulting adverse consequences to the executive officers’ employment situations. These “change-in-control” benefits apply when (i) the affected executive officer’s employment is terminated, or the executive officer resigns for good cause; and (ii) either of the preceding actions occurs within the two-year period following a “corporate change.” This so-called “double-trigger” provision ensures that these benefits would be payable only in the dual events of a corporate change and an adverse effect on the executive officer’s employment situation. Also, these benefits are not in addition to the severance pay described above – the executive officer cannot simultaneously be eligible for both.

For purposes of this section, a corporate change is defined as (i) the dissolution or liquidation of the Company; (ii) a reorganization, merger or consolidation of the Company with one or more corporations (other than a merger or consolidation effecting a reincorporation of the Company in another state or any other merger or consolidation in which the stockholders of the surviving corporation and their proportionate interests therein immediately after the merger or consolidation are substantially identical to the stockholders of the Company and their proportionate interests therein immediately prior to the merger or consolidation) (collectively, a “corporate change merger”); (iii) the sale of all or substantially all of the assets of the Company or an affiliate as defined in the Amended and Restated Rosetta Resources Inc. 2005 Long-Term Incentive Plan; or (iv) the occurrence of a change in control. A “change-in-control” shall be deemed to have occurred if (a) individuals who were directors of the Company immediately prior to a control transaction shall cease within two years of such control transaction to constitute a majority of the Board of Directors of the Company (or of the Board of Directors of any successor to the Company or to a Company which has acquired all or substantially all its assets) other than by reason of an increase in the size of the membership of the applicable Board that is approved by at least a majority of the individuals who were directors of the Company immediately prior to such control transaction or (b) any entity, person or group acquires shares of the Company in a transaction or series of transactions that results in such entity, person or group directly or indirectly owning beneficially 50% or more of the outstanding shares of the Company’s common stock. As used above, a “control transaction” means (A) any tender offer for or acquisition of capital stock of the Company pursuant to which any person, entity, or group directly or indirectly acquires beneficial ownership of 20% or more of the outstanding shares of common stock; (B) any corporate change merger of the Company; (C) any contested election of directors of the Company; or (D) any combination of the foregoing, any one of which results in a change in voting power sufficient to elect a majority of the Board of Directors of the Company.

If both events warranting the change-in-control payment occur, the affected executive will be paid a multiple of base salary and target bonus and will become immediately vested in any unvested equity awards. In such a circumstance, the President and CEO would be paid three times his then-current base salary and target bonus, and each of the other executive officers would be paid two times his or her then-current base salary and target bonus. The cash components of any change-in-control benefits will be paid in a lump sum and the Company will also reimburse the executive’s cost of continuing health insurance for up to 18 months for the President and CEO, and for up to 12 months for the other executive officers. Because of the tax on so-called “parachute payments” imposed by the Codes Section 280G, the Company has agreed to reimburse the officers for any excise taxes imposed as a result of a payment of change-in-control benefits and to gross up those tax payments to keep the officer whole. Separation payments for Messrs. Limbacher, Rosinski and Chambers, and for Ms. DeSanctis would have exceeded the Code’s Section 162(m) deductibility limits under a hypothetical termination following a change-in-control, if such hypothetical termination had occurred as of December 31, 2008.

Based upon a hypothetical termination from a change-in-control event as of December 31, 2008, the change-in-control termination benefits for the Named Executive Officers would have been as follows:

Name	Hypothetical Change-in-Control Separation Payment to Executive on 12/31/08	Hypothetical Cost of Accelerated Vesting of Stock Grants as of 12/31/08 (1)	Hypothetical Cost of Payments of 280G Excise Tax and Tax Gross-Up (2)	Hypothetical Cost of Medical Insurance Reimbursement	Total Cost of Hypothetical Separation Event as of 12/31/08
Randy L. Limbacher, President and Chief Executive Officer (PEO)	$3,750,000	$3,068,188	$0	$21,582	$6,839,770
Michael J. Rosinski, Executive Vice President and Chief Financial Officer (PFO)	$910,000	$518,958	$0	$9,924	$1,438,882
Ellen R. DeSanctis, Executive Vice President, Strategy and Development (NEO)	$910,000	$501,523	$0	$0	$1,411,523
Charles F. Chambers, Executive Vice President, Corporate Development (NEO)	$840,000	$518,300	$0	$9,924	$1,368,224
Michael H. Hickey, Vice President and General Counsel (NEO)	$792,000	$377,680	$0	$18,456	$1,188,136

(1)
The costs of accelerating the vesting of stock grants are represented in this column using the Company’s unamortized costs of the grants. A different and more precise calculation would be used to arrive at excise tax under Section 280G of the Code at the time of an actual triggering event.

(2)
Hypothetical payments to all of the Company's Named Executive Officers as of 12/31/08 would fall within the “safe harbor” provisions of Section 280G of the Code, and as such, no excise taxes on “parachute payments” or tax gross-ups are shown. Depending on circumstances, we may be liable for these excise taxes or gross-ups in future years.

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION

The following table sets forth the compensation earned by the PEO, PFO and other NEOs for services rendered to the Company and its subsidiaries for the fiscal years ended December 31, 2008, 2007 and 2006. Bonuses are paid under the Company’s applicable incentive compensation guidelines and are generally paid in the year following the year in which the bonus is earned.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary (1) ($)	Bonus (2) ($)	Stock Awards (3) ($)	Option Awards (4) ($)	Non-Equity Incentive Plan Compensation (5) ($)	Change in Pension Value and Non-qualified Deferred Compensation Earnings ($)	All Other Compen-sation (6) ($)	Total ($)
Randy L. Limbacher, President and Chief	2008	625,000	0	2,425,350	0	0	0	41,563	3,091,913
Executive Officer (PEO)	2007	625,000	1,000,000	104,019	937,656	0	0	2,979	2,669,654
Michael J. Rosinski,	2008	260,000	0	203,651	223,279	78,000	0	35,947	800,877
Executive Vice President	2007	250,000	45,000	123,683	198,026	126,000	0	24,490	767,199
and Chief Financial Officer (PFO)	2006	230,000	0	134,204	125,825	95,000	0	25,198	610,227
Ellen R. DeSanctis, Executive Vice President, Strategy and Development (NEO) (7)	2008	254,500	0	25,851	19,606	19,500	0	1,407	320,864
Charles F. Chambers, Executive Vice President,	2008	240,000	0	438,992	409,477	34,000	0	30,981	1,153,450
Corporate Development	2007	225,000	90,000	122,683	197,473	113,400	0	23,130	771,686
(NEO) (8)	2006	200,000	0	134,204	125,928	74,000	0	29,565	563,697
Michael H. Hickey, Vice	2008	240,000	150,000	175,851	189,033	62,400	0	36,544	853,828
President and General	2007	228,000	65,000	123,553	175,886	76,608	0	23,461	692,508
Counsel (NEO)	2006	228,000	0	111,167	110,038	72,000	0	22,430	543,635

(1)
Reflects base salaries paid to listed officers, except for Ms. DeSanctis who earned $56,000 in base salary as an employee and $198,500 for consulting services provided during the first nine months of 2008.

(2)
For 2007, reflects (a) signing bonuses paid to Mr. Limbacher, (b) special stipends paid to Messrs. Chambers, Rosinski and Hickey for interim responsibilities during Rosetta’s search for a new President and CEO, and (c) a special retention payment to Mr. Hickey. For 2008, reflects a special retention payment to Mr. Hickey.

(3)
Represents the Company’s accounting expense for financial statement reporting purposes for the listed fiscal year for restricted shares awarded in that year and prior fiscal years, in accordance with FAS No. 123R. See the Grants of Plan-Based Awards Table herein for information on restricted share awards made in fiscal year 2008. These amounts reflect the Company’s accounting expense for these restricted share awards and do not necessarily correspond to the actual value that will be recognized by the listed executives. Mr. Chambers left the Company in January 2009, and the amounts expensed for his restricted stock grants in 2008 reflect a retroactive booking of expenses over a compressed time frame.

(4)
Represents the Company’s accounting expense for financial statement reporting purposes during the listed fiscal year for stock options awarded in that year and prior fiscal years, in accordance with FAS No. 123R. See the Grants of Plan-Based Awards Table herein for information on stock option awards made in fiscal year 2008. These amounts reflect the Company’s accounting expense for these option awards and do not necessarily correspond to the actual value that will be recognized by the listed executives. Mr. Chambers left the Company in January 2009, and the amounts expensed for his stock option grants in 2008 reflect a retroactive booking of expenses over a compressed time frame.

(5)
Mr. Limbacher elected not to receive an incentive bonus for 2008 performance and he will receive no other form of payment or value as a result of that decision. For the other officers, 50% of the earned amounts of the 2008 incentive bonus were paid in March 2009 and are shown in this column; the remaining 50% will remain unpaid until such time as Mr. Limbacher determines, in his sole discretion, that the financial condition of the Company allows for payment. Because this latter 50% remains fully at risk, it is not shown as Non-Equity Incentive Plan Compensation at this time.

(6)
For 2008, the aggregate amount of “All Other Compensation” exceeded $10,000 for Messrs. Limbacher, Rosinski, Chambers, and Hickey, and includes expenses for welfare benefits (medical, dental, long-term disability, and basic life insurance), 401(k) match, and employee parking. For Messrs. Limbacher, Rosinski and Chambers, the aggregate amount includes reimbursement of monthly club dues. For Messrs. Rosinski and Hickey, the aggregate amount includes payments incurred to provide a physical examination. No single element of “All Other Compensation” exceeds the greater of $25,000 or 10% of the total for that executive, and as such, are not individually quantified.

(7)	Ms. DeSanctis became an employee on September 29, 2008.
(8)	Mr. Chambers left the employment of the Company in January 2009.

GRANTS OF PLAN-BASED AWARDS

The following table discloses the actual numbers of stock options and shares of restricted stock granted during 2008 and the grant date fair value of these awards. It also captures potential future payouts under the Company’s non-equity and equity incentive plans.

GRANTS OF PLAN-BASED AWARDS TABLE

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards
Name	Grant	Threshold	Target	Maximum	Threshold	Target	Maximum	All Other Stock Awards; Number of Shares of Stock or Units	All Other Option Awards; Number of Securities Underlying Options	Exercise or Base Price of Option Awards	Grant Date Fair Value of Stock and Option Awards
	Date	(1)	(2)	(1)				(3)	(4)	(5)	(6)

		($)	($)	($)	(#)	(#)	(#)	(#)	(#)	($/share)	($)
Randy L. Limbacher, President and Chief Executive Officer (PEO)	1/1/08	0	625,000	0	0	0	0	188,071	0	0	3,697,476
Michael J. Rosinski, Executive Vice President and Chief Financial Officer (PFO)	2/1/08	0	195,000	0	0	0	0	17,500	27,500	17.775	545,445
Ellen R. DeSanctis, Executive Vice President, Strategy and Development (NEO)	10/1/08	0	195,000	0	0	0	0	17,500	27,500	17.775	546,980
Charles F. Chambers, Executive Vice President, Corporate Development (NEO)	2/1/08	0	180,000	0	0	0	0	17,500	27,500	17.775	545,445
Michael H. Hickey, Vice President and General Counsel (NEO)	2/1/08	0	156,000	0	0	0	0	12,000	18,000	17.775	366,714

(1)	The Non-Equity Incentive Plan has neither a threshold nor a maximum.
(2)	Target awards are calculated using base salaries as of December 31, 2008.
(3)
The shares of restricted stock in this table were granted to Mr. Limbacher on January 1, 2008, to Messrs. Rosinski, Chambers and Hickey on February 1, 2008, and to Ms. DeSanctis on October 1, 2008, and the expense associated with these grants is also shown in the Summary Compensation Table. For Mr. Limbacher, the restrictions were lifted as to 28,210 shares on June 13, 2008, when the fair market value of a share of Rosetta stock reached and remained at $22 for 30 consecutive trading days, and as to 37,614 shares on June 27, 2008, when the fair market value of a share of Rosetta stock reached and remained at $25 for 30 consecutive trading days. The restrictions on the remainder of the grant will be lifted as to 56,421 when the fair market value of a share of Rosetta stock reaches and remains at $30 for 30 consecutive trading days, as to 37,614 shares when the fair market value of a share of Rosetta stock reaches and remains at $35 for 30 consecutive trading days, and as to 28,212 shares when the fair market value of a share of Rosetta stock reaches and remains at $40 for 30 consecutive trading days. Regardless of the fair market values outlined above, all restrictions on the shares granted to Mr. Limbacher will be lifted on November 1, 2012, assuming that he remains employed by Rosetta or an affiliate on that date. For the grants to Ms. DeSanctis and to Messrs. Rosinski, and Hickey, the restrictions will be lifted as to 25% of these shares on the first anniversary of the date of grant, 25% on the second anniversary of the date of grant, and the remaining 50% on the third anniversary of the date of grant, assuming that the executive remains employed by Rosetta or an affiliate on that date. The grants to Mr. Chambers would have vested according to the same terms, but vesting was accelerated at the time his employment terminated in January 2009.

(4)
The options in this table were granted on February 1, 2008, except for Ms. DeSanctis, whose options were granted on October 1, 2008. The expenses associated with these grants are also shown in the Summary Compensation Table. The options will vest and become exercisable as to 25% of the options on the first anniversary of the date of grant,

25% on the second anniversary of the date of grant, and the remaining 50% on the third anniversary of the date of grant, assuming that the executive remains employed by Rosetta or an affiliate on that date.
(5)	Options were granted at an exercise price equal to the fair market value of the stock (average of high and low trades) on the grant date.
(6)
Represents the dollar amount of the grant date fair value recognized in accordance with FAS No. 123R for each award of restricted shares to each Named Executive Officer. The fair value of stock option awards was calculated using a Black-Scholes model on the date of award. The fair value of restricted share awards was calculated using the fair market value of the common stock on the date of award. The fair market value of each of the restricted shares awarded to Mr. Limbacher on January 1, 2008 was $19.66. The fair value of each of the restricted shares awarded to Messrs. Rosinski, Chambers and Hickey on February 1, 2008 was $17.775. The fair value of each of the restricted shares awarded to Ms. DeSanctis on October 1, 2008 was $17.775.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table shows outstanding stock option awards classified as exercisable and unexercisable as of December 31, 2008 for the PEO, PFO and other NEOs. The table also shows unvested and unearned stock awards (both time-based awards and performance-contingent) assuming a market value of $6.945 a share (which was the fair market value on December 31, 2008).

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END TABLE

	Option Awards (1)						Stock Awards
Name	Number of Securities Underlying Unexercised Options- Exercisable	Number of Securities Underlying Unexer- cised Options-Unexer- cisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexer-cised Unearned Options	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of shares or Units of Stock That Have Not Vested (2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested
	(#)	(#)		(#)	($)		(#)	($)	(#)	($)
Randy L. Limbacher, President and Chief Executive Officer (PEO)	102,100	0		0	18.61	11/1/17	198,822	1,380,819	0	0
Michael J. Rosinski, Executive Vice	0	27,500	(3)	0	17.775	2/1/18	27,500	190,988	0	0
President and Chief	5,500	16,500	(4)	0	18.51	1/3/17	0	0	0	0
Financial Officer	4,600	4,600	(5)	0	18.23	2/24/16	0	0	0	0
(PFO)	30,800	0		0	16.00	7/7/15	0	0	0	0
Ellen R. DeSanctis, Executive Vice President, Strategy and Development (NEO)	0	27,500	(6)	0	17.775	10/1/08	17,500	121,538	0	0
Charles F. Chambers,	0	27,500	(3)	0	17.775	2/1/18	27,500	190,988	0	0
Executive Vice	5,500	16,500	(4)	0	18.51	1/3/17	0	0	0	0
President, Corporate	4,000	4,000	(5)	0	18.23	2/24/16	0	0	0	0
Development (NEO) (7)	32,000	0		0	16.00	7/7/15	0	0	0	0
Michael H. Hickey,	0	18,000	(3)	0	17.775	2/1/18	21,500	149,318	0	0
Vice President and	5,000	15,000	(4)	0	18.51	1/3/17	0	0	0	0
General Counsel	4,375	4,375	(6)	0	18.23	2/24/16	0	0	0	0
(NEO)	26,250	0		0	16.00	7/7/15	0	0	0	0

(1)	No options have been transferred.
(2)	Market value of restricted stock reflects a per-share price of $6.945, which was the fair market value on December 31, 2008.
(3)	These unvested options vest 25% on February 1, 2009, 25% on February 1, 2010, and 50% on February 1, 2011.
(4)	These unvested options vest 33.3% on January 3, 2009, and 66.7% on January 3, 2010.
(5)	These unvested options vest on February 24, 2009.
(6)	These unvested options vest 25% on October 1, 2009, 25% on October 1, 2010, and 50% on October 1, 2011.
(7)	Vesting for all equity awards for Mr. Chambers was accelerated at the time Mr. Chambers’ employment terminated in January 2009.

OPTION EXERCISES AND STOCK VESTED

The following table sets forth certain information regarding options and stock awards exercised and vested, respectively, during 2008 for the persons named in the Summary Compensation Table above.

OPTION EXERCISES AND STOCK VESTED TABLE

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise	Number of Shares Acquired on Vesting (1)	Value Realized on Vesting (2)
	(#)	($)	(#)	($)
Randy L. Limbacher, President and Chief Executive Officer (PEO)	0	0	91,349	2,145,729
Michael J. Rosinski, Executive Vice President and Chief Financial Officer (PFO)	0	0	6,750	150,864
Ellen R. DeSanctis, Executive Vice President, Strategy and Development (NEO)	0	0	0	0
Charles F. Chambers, Executive Vice President, Corporate Development (NEO)	0	0	4,758	106,852
Michael H. Hickey, Vice President and General Counsel (NEO)	0	0	4,758	103,054

(1)	Reflects shares acquired from vesting of grants in 2008 less withholding of shares for payroll taxes as appropriate.
(2)	Reflects value of shares actually acquired after payroll tax withholding at fair market value on the date of vesting.

DIRECTOR COMPENSATION

The following table discloses the cash, equity awards and other compensation earned, paid or awarded, as the case may be, to each of the Company’s independent non-management directors during the fiscal year ended 2008. For a description of the fees and other awards payable to the Company’s directors, please refer to the section titled “Information Concerning the Board of Directors – Compensation of Directors” contained elsewhere in this Proxy Statement.

DIRECTOR COMPENSATION TABLE

Director Name	Fees Earned or Paid in Cash ($)	Stock Awards (1) ($)	Option Awards (2) ($)	Non-equity Incentive Plan Compensation ($)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)		Total ($)
Richard W. Beckler	67,750	82,024	58,246	0	0	0		208,020
Matthew D. Fitzgerald	31,584	7,123	48,336	0	0	0		87,043
Philip L. Frederickson	45,167	14,541	64,750	0	0	0		124,458
D. Henry Houston	106,750	82,024	58,246	0	0	0		237,020
Josiah O. Low III	31,774	69,333	58,246	0	0	0		159,353
Donald D. Patteson, Jr.	76,750	82,024	58,246	0	0	1,200	(3)	218,220

(1)
Represents the Company’s accounting expense for financial statement reporting purposes for fiscal year 2008 for restricted shares awarded in 2008 and in prior years, in accordance with FAS No. 123R. These amounts reflect the Company’s accounting expense for these restricted share awards and do not necessarily correspond to the actual value that will be recognized by the Directors.

(2)
Represents the Company’s accounting expense for financial statement reporting purposes for fiscal year 2008 for stock options awarded in 2008, in accordance with FAS No. 123R. These amounts reflect the Company’s accounting expense for these option awards and do not necessarily correspond to the actual value that will be recognized by the Directors.

Name	Aggregate Stock Awards Outstanding as of December 31, 2008	Aggregate Option Awards Outstanding as of December 31, 2008	Grant Date Fair Value of Stock and Option Awards Made During 2008 ($)
Richard W. Beckler	7,875	25,000	142,789
Matthew D. Fitzgerald	3,500	5,000	119,229
Philip L. Frederickson	3,500	5,000	158,410
D. Henry Houston	7,875	25,000	142,789
Josiah O. Low III	7,025	20,000	142,789
Donald D. Patteson, Jr.	7,875	25,000	142,789

(3)	Reflects expense for annual physical examination in 2008 for Mr. Patteson; no other directors took advantage of this benefit in 2008.

Note:  The Company does not provide a pension plan or a non-qualified deferred compensation plan at this time, and as such, has not included either the Pension Benefits Table or the Non-Qualified Deferred Compensation Table in this section.

COMPENSATION COMMITTEE REPORT

The following report of the Compensation Committee of the Board of Directors shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to the SEC’s proxy rules, except for the required disclosure in this Proxy Statement, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), except to the extent that the Company specifically incorporates by reference into any filing made by the Company under the Securities Act of 1933 or the Exchange Act.

The Compensation Committee of the Company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management, and based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and Form 10-K.

COMPENSATION COMMITTEE

Donald D. Patteson, Jr., Chairman
Richard W. Beckler
Matthew D. Fitzgerald
Philip L. Frederickson
D. Henry Houston
Josiah O. Low III

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

As of December 31, 2008, the following equity securities were authorized for issuance under the Company’s existing compensation plans:

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights (1)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity Compensation Plans Approved by Security Holders	941,756	$17.943	2,415,114
Equity Compensation Plans Not Approved by Security Holders	—	—	—
Total	941,756	$17.943	2,415,114

(1)	Includes all stock options currently granted whether or not vested (1,532,975), less all that have been exercised or cancelled to date.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act and the rules of the SEC thereunder, require our directors, executive officers and persons who own more than 10% of our Common Stock to file reports of their ownership and changes in ownership of our Common Stock with the SEC. Our employees generally prepare these reports for our officers and directors on the basis of information obtained from each director and officer. The Company is in the process of developing new procedures to ensure improved compliance on an on-going basis. Based on information available to us, we believe that all reports required by Section 16(a) of the Exchange Act to be filed by its directors, executive officers and greater than 10% owners during the last fiscal year were filed on time, except as follows:

1.	A Form 3 was not filed for Mr. Craddock, reporting a holding of 270 shares; these shares were reported on a Form 5 filed December 22, 2008;
2.	Forms 3 and 4 were filed late following Mr. Fitzgerald’s appointment on September 11, 2008;
3.	A Form 4 was filed late for Ms. DeSanctis following her purchase of 44,100 shares on November 12, 2008;
4.	A Form 4 was filed late for Mr. Rosinski following his purchase of 5,000 shares on November 12, 2008;
5.	A Form 4 was filed late for Mr. Hickey following his purchase of 15,000 shares on November 12, 2008; and
6.	A Form 4 was filed late for Mr. Patteson following his purchase of 2,000 shares on November 12, 2008.

CERTAIN TRANSACTIONS

We have entered into employment agreements with six of the executive officers. See “Compensation Discussion and Analysis” for a detailed description of those agreements. Additionally, we have entered into indemnification agreements with the members of the Board and with the executive officers. During 2008, the Company amended the employment agreements of the officers of the Company to comply with the provisions of the Internal Revenue Service Section 409A. See Exhibits 10.38 to the Company’s Form 10-K filed on February 29, 2008, Exhibit 10.33 to Form 10-Q filed on November 9, 2007, and Exhibits 10.31, 10.32, 10.33, 10.36, and 10.37 to Form 10-K filed on March 2, 2009.

In July 2005, we acquired the domestic oil and natural gas business from Calpine Corporation. At the time of the closing of the transaction, the Company was a wholly-owned indirect subsidiary of Calpine. Upon closing of the transaction, Calpine no longer owned any of the Company’s common stock or other security. After closing the transaction, Calpine was not an affiliate of the Company. In connection with the transaction with Calpine, the Company entered into certain contracts necessary to complete the transaction. Under a purchase and sale agreement, the Company completed the acquisition of the subsidiaries which held the domestic oil and natural gas properties, which purchase and sale agreement Calpine assumed in connection with the parties’ Settlement Agreement dated October 22, 2008 (“Settlement Agreement”) approved by order of the United States Bankruptcy Court of the Southern District of New York dated November 13, 2008, which order became final on or about November 23, 2008. See Exhibit 10.3 to Form 10-K filed March 2, 2009. The Company currently has indemnification obligations and rights under the purchase and sale agreement. Under the terms of the Settlement Agreement, the Company entered into an amended and restated gas purchase contract dated October 22, 2008 with an affiliate of Calpine under which the Company agrees to sell a substantial amount of its California natural gas production as otherwise set forth in such contract through 2019.  Calpine’s prior ten-year right of first refusal was cancelled in connection with the Calpine Settlement. Under this amended and restated gas purchase contract, the Company has the right to sell to third parties if Calpine breaches its obligation to fund a daily margin account, and to terminate this contract  if it fails to cure within sixty (60) days. Currently, Calpine markets the Company’s oil and gas under a Marketing and Related Services Agreement with a term that expires on June 30, 2009. See Exhibit 10.5 to Form 10-Q filed November 9, 2007 and Exhibit 10.3 and 10.4 to Form 10-K filed March 2, 2009.

The Company has a related party transactions procedure for the review, approval or ratification of related party transactions, which are defined as all current or proposed transactions in excess of $120,000 in which (i) the Company is a participant and (ii) any director, executive officer or immediate family member of any director or executive officer has a direct or indirect material interest. While this procedure is not formally stated, it is derived through the Board Governance Guidelines.

Pursuant to such procedures, all executive officers and directors are required to notify the General Counsel or the Corporate Secretary as soon as practicable of any proposed related party transaction. The General Counsel will determine whether a potential transaction or relationship constitutes a related party transaction that requires compliance with the policy and/or disclosure as a related party transaction under applicable SEC rules. If the General Counsel determines that the transaction or relationship constitutes a Related Party Transaction, the transaction is referred to the Nominating and Governance Committee. Any member of the Nominating and Governance Committee who has an interest in the transaction presented for consideration will abstain from voting on the Related Party Transaction.

PROPOSAL 2

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee, which is composed entirely of independent directors, has selected PricewaterhouseCoopers LLP as the independent registered public accounting firm to audit the consolidated financial statements of the Company and its subsidiaries for 2009 and the Company’s effectiveness of internal control over financial reporting. The Board has endorsed this appointment. PricewaterhouseCoopers LLP previously audited the consolidated financial statements of the Company and the effectiveness of internal control over financial reporting from the inception of the Company through December 31, 2008.

Aggregate fees for professional services rendered for the Company by PricewaterhouseCoopers LLP for the year ended December 31, 2008 were $1,448,000 and for the year ended December 31, 2007 were $1,703,000.

The Board unanimously recommends that you vote FOR the appointment of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm.

REPORT OF THE AUDIT COMMITTEE

To the Stockholders of
Rosetta Resources Inc.:

The primary purpose of the Audit Committee of the Company’s Board of Directors is to assist the Board of Directors in fulfilling its responsibilities for monitoring (i) the integrity of the quarterly and annual financial and accounting information to be provided to the stockholders and the SEC; (ii) the system of internal controls that management has established; (iii) the Company’s independent registered public accountant’s qualifications and independence; (iv) the performance of the Company’s internal audit functions and its independent registered public accountant; and (v) the Company’s compliance with legal and regulatory requirements governing the preparation and reporting of financial information. The Audit Committee’s function is more fully described in its charter, a copy of which is posted in the “Corporate Governance” section on our website at www.rosettaresources.com, and may also be obtained by written request to the attention of the Corporate Secretary of the Company at 717 Texas, Suite 2800, Houston, Texas 77002. The Audit Committee, which was established in accordance with Section 3(a)(58)(A) of the Exchange Act, held five meetings during 2008, including regular meetings and special meetings addressing earnings releases and related matters.

Messrs. Beckler, Houston, Low, Frederickson, Fitzgerald and Patteson serve on the Audit Committee, all of whom are “independent” under the rules of NASDAQ and the SEC’s rules. Mr. Houston is the chairman of the Audit Committee. Messrs. Fitzgerald, Houston, Low and Patteson are “Audit Committee financial experts,” as defined under the rules of the SEC.

Review and Discussion

The Audit Committee has reviewed and discussed the Company’s audited financial statements with management. It has also discussed with PricewaterhouseCoopers LLP (“PWC”), the Company’s independent registered public accountants, the matters required to be discussed by Statement of Auditing Standards No. 114 (The Auditor’s Communication with Those Charged with Governance). The Audit Committee also discussed with PWC and management PWC’s independence from the Company and received the written disclosures and the letter from PWC concerning independence as required by the Public Company Accounting Oversight Board Ethics and Independence Rule 3526, “Communication with Audit Committees Concerning Independence.”

Based on the Audit Committee’s discussions with management and the independent registered public accountants, and its review of the representations of management and the report of PWC to the Audit Committee, the Audit Committee recommended to the Board of Directors the inclusion of the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008, as filed with the Securities and Exchange Commission on March 2, 2009.

Audit and Non-Audit Fees Summary for Fiscal Years 2008 and 2007:

(In $ Thousands)	2008	%	2007	%
Audit Fees	$1,448	100	$1,703	100
Audit-Related Fees	—	—	—	—
Tax Fees	—	—	—	—
Other	—	—	—	—

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee pre-approves all audit and non-audit services by an independent registered public accountant prior to the receipt of such services. Non-audit services may be pre-approved by the Audit Committee Chair who will report such pre-approval to the Audit Committee at its next scheduled meeting.

All fees for 2008 set forth in the table above were pre-approved by the Audit Committee Chair or the Audit Committee, as provided above, which in either case determined that such services would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

Engagement

We have selected PWC as the Company’s independent public accountants for the year ending December 31, 2009. PWC has audited the Company’s financial statements and the predecessor’s financial statements since 2003.

Recommendation

The Audit Committee recommends that PWC be ratified to be the Company’s independent registered public accountant for 2009.

As of the date of this Proxy Statement, a representative of PWC is expected to attend the Annual Meeting of Stockholders and is not expected to make a statement, but will be available to respond to appropriate questions and may make a statement if such representative desires to do so.

The information contained in this Audit Committee Report shall not be deemed to be “soliciting material” to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act of 1933, or the Exchange Act.

AUDIT COMMITTEE

D. Henry Houston, Chairman
Richard W. Beckler
Matthew D. Fitzgerald
Philip L. Frederickson
Josiah O. Low III
Donald D. Patteson, Jr.

PROPOSAL 3

APPROVAL OF THE AMENDED AND RESTATED ROSETTA RESOURCES INC. 2005 LONG-TERM INCENTIVE PLAN

In the Revenue Reconciliation Act of 1993, Congress enacted section 162(m) of the Code, which limits to $1 million per year the tax deduction available to public companies for compensation paid to certain executive officers. However, certain performance based compensation is exempt from the $1 million limit if certain requirements are met. To meet Section 162(m) requirements, stockholders must approve the performance criteria and any changes made to the maximum amount permitted to be paid to any individual under the Restated Plan, as defined below, at least every five years. The Board of Directors has approved the Amended and Restated Rosetta Resources Inc. 2005 Long-Term Incentive Plan (the “Restated Plan”) and is recommending that Company stockholders approve the Restated Plan. The Restated Plan amends and restates the original 2005 Long-Term Incentive Plan, as amended (the “Original Plan”), to (i) allow the Compensation Committee to delegate certain authority under the Restated Plan to the Company’s officers, (ii) include additional performance criteria that may be used for purposes of determining performance awards and (iii) comply with Section 162(m) requirements, including the need to obtain stockholder approval for certain awards granted under the Restated Plan. The following is a summary of the Restated Plan, which is qualified by reference to the full text of the Restated Plan, which is included in Appendix A to this Proxy Statement.

Summary of Terms of the Restated Plan

Purposes.  The Restated Plan allows for the grant of stock options, stock awards, restricted stock, restricted stock units, stock appreciation rights, performance awards and other incentive awards to employees, non-employee directors and other service providers of Rosetta and its affiliates who are in a position to make a significant contribution to the success of Rosetta and its affiliates. The purposes of the Restated Plan are to attract and retain service providers, further align employee and stockholder interests, and closely link compensation with Company performance. The Restated Plan will provide an essential component of the Company’s total compensation package, reflecting the importance that we place on aligning the interests of employees, directors and other service providers with those of our stockholders.

Administration.  The Restated Plan provides for administration by the Compensation Committee or another committee of our Board of Directors (the “Committee”). However, each member of the Committee must (1) meet independence requirements of the exchange on which our common stock is listed (if any), (2) qualify as a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act and (3) qualify as an “outside director” under Section 162(m) of the Code. With respect to awards granted to non-employee directors, the Committee is the Board of Directors. Among the powers granted to the Committee are (1) the authority to operate, interpret and administer the Restated Plan, (2) determine eligibility for and the amount and nature of awards, (3) establish rules and regulations for the Restated Plan’s operation, accelerate the exercise, vesting or payment of an award if the acceleration is in our best interest, (4) require participants to hold a stated number or percentage of shares acquired pursuant to an award for a stated period of time and (5) establish other terms and conditions of awards made under the Restated Plan. The Committee has the right to delegate to one or more officers of the Company any right granted to the Committee under the Restated Plan, except for grants to persons (i) subject to Section 16 of the Exchange Act or (ii) who are reasonably expected to be “covered employees” for purposes of Section 162(m).

Eligibility.  Employees, non-employee directors and other service providers of Rosetta and our affiliates who, in the opinion of the Committee, are in a position to make a significant contribution to the success of Rosetta and our affiliates are eligible to participate in the Restated Plan. The Committee determines the type and size of award and sets the terms, conditions, restrictions and limitations applicable to the award within the confines of the Restated Plan’s terms.

Available Shares.  The maximum number of shares available for grant under the Restated Plan is 4,950,000 shares of common stock plus any shares of common stock that become available under the Restated Plan for any reason other than exercise. The number of shares available for award under the Restated Plan is subject to adjustment for certain corporate changes in accordance with the provisions of the Restated Plan. Shares of common stock issued pursuant to the Restated Plan may be shares of original issuance, treasury shares or a combination thereof.

The maximum number of shares of common stock available for grant of awards under the Restated Plan to any one participant is (i) 300,000 shares during the fiscal year in which the participant begins work for Rosetta and (ii) 200,000 shares during each fiscal year thereafter.

Stock Options.  The Restated Plan provides for the grant of incentive stock options intended to meet the requirements of Section 422 of the Code and non-qualified stock options that are not intended to meet those requirements. Incentive stock options may be granted only to employees of Rosetta and its affiliates. All options will be subject to terms, conditions, restrictions and limitations established by the Committee, as long as they are consistent with the terms of the Restated Plan.

The Committee will determine when an option will vest and become exercisable. No option will be exercisable more than ten years after the date of grant (or, in the case of an incentive stock option granted to a 10% stockholder, five years after the date of grant). Unless otherwise provided in the option award agreement, options terminate within a certain period of time following a participant’s termination of employment or service for any reason other than cause (12 months) or for cause (30 days).

Generally, the exercise price of a stock option granted under the Restated Plan may not be less than the fair market value of the common stock on the date of grant. However, the exercise price may be less if the option is granted in connection with a transaction and complies with special rules under Section 409A of the Code. Incentive stock options must be granted at 100% of fair market value (or, in the case of an incentive stock option granted to a 10% stockholder, 110% of fair market value).

The exercise price of a stock option may be paid (i) in cash, (ii) at the discretion of the Committee, with previously acquired non-forfeitable, unrestricted shares of common stock that have been held for at least six months and that have an aggregate fair market value at the time of exercise equal to the total exercise price, or (iii) a combination of those shares and cash. In addition, at the discretion of the Committee, the exercise price may be paid by delivery to us or our designated agent of an executed irrevocable option exercise form together with irrevocable instructions to a broker-dealer to sell or margin a sufficient portion of the shares of common stock with respect to which the option is exercised and deliver the sale or margin loan proceeds directly to Rosetta to pay the exercise price and any required withholding taxes.

Stock Appreciation Rights (SARs).  A stock appreciation right entitles the participant to receive an amount in cash and/or shares of Common Stock, as determined by the Committee, equal to the amount by which our common stock appreciates in value after the date of the award. The Committee will determine when the SAR will vest and become exercisable. Generally, the exercise price of a SAR will not be less than the fair market value of the common stock on the date of grant. However, the exercise price may be less if the stock is granted in connection with a transaction and complies with special rules under Section 409A of the Code. No SAR will be exercisable later than ten years after the date of the grant. The Committee will set other terms, conditions, restrictions and limitations on SARs, including rules as to exercisability after termination of employment or service.

Stock Awards.  Stock awards are shares of common stock awarded to participants that are subject to no restrictions. Stock awards may be issued for cash consideration or for no cash consideration.

Restricted Stock and Restricted Stock Units (RSUs).  Restricted stock is shares of common stock that must be returned to us if certain conditions are not satisfied. The Committee will determine the restriction period and may impose other terms, conditions and restrictions on restricted stock, including vesting upon achievement of performance goals pursuant to a performance award and restrictions under applicable securities laws. The Committee also may require the participant to pay for restricted stock. Subject to the terms and conditions of the award agreement related to restricted stock, a participant holding restricted stock will have the right to receive dividends on the shares of restricted stock during the restriction period, vote the restricted stock and enjoy all other stockholder rights related to the shares of common stock. Upon expiration of the restriction period, the participant is entitled to receive shares of common stock not subject to restriction.

Restricted stock units are fictional shares of common stock. The Committee will determine the restriction period and may impose other terms, conditions and restrictions on RSUs. Upon the lapse of restrictions, the participant is entitled to receive one share of common stock or an amount of cash equal to the fair market value of one share of common stock as provided in the award agreement. An award of RSUs may include the grant of a tandem cash dividend right or dividend unit right. A cash dividend right is a contingent right to receive an amount in cash equal to the cash distributions made with respect to a share of common stock during the period the RSU is outstanding. A dividend unit right is a contingent right to have additional RSUs credited to the participant equal to the number of shares of common stock (at fair market value) that may be purchased with the cash dividends. Restricted stock unit awards are considered non-qualified deferred compensation subject to Section 409A of the Code and will be designed to comply with that section.

Performance Awards.  A performance award is an award payable in cash or common stock (or a combination thereof) upon the achievement of certain performance goals over a performance period. Performance awards may be combined with other awards to impose performance criteria as part of the terms of the other awards. For each performance award, the Committee will determine (i) the amount a participant may earn in the form of cash or shares of common stock or a formula for determining the amount payable to the participant, (ii) the performance criteria and level of achievement versus such performance criteria that will determine the amount payable or number of shares of common stock to be granted, issued, retained and/or vested, (iii) the performance period over which performance is to be measured, which may not be shorter than one year, (iv) the timing of any payments to be made, (v) restrictions on the transferability of the award and (vi) other terms and conditions that are not inconsistent with the Restated Plan.

The maximum amount that may be paid in cash pursuant to a performance award each fiscal year is $1 million. If an award provides for a performance period longer than one fiscal year, the limit will be multiplied by the number of full fiscal years in the performance period. The performance measure(s) to be used for purposes of performance awards may be described in terms of objectives that are related to the individual participant or objectives that are company-wide or related to a subsidiary, division, department, region, function or business unit of Rosetta in which the participant is employed, and may consist of one or more of any combination of the following criteria:

Earnings or earnings per share (whether on a pre-tax, after-tax, operational or other basis)	Accomplishment of mergers, acquisitions, dispositions, public offerings or similar extraordinary business transactions

Return on equity	Expenses or expense levels

Return on assets or net assets	Market share

One or more operating ratios	Return on capital or invested capital or other related financial measures

Revenues	Capital expenditures

Stock price	Cash flow (whether as an absolute number or a percentage change)

Income or operating income	Net borrowing, debt leverage levels, credit quality or debt ratings

Total stockholder return	Economic value added

Individual business objectives	Growth in production

Net asset value per share	Profit margin

Added reserves	Operating profit

Growth in reserves per share	Inventory growth

Performance awards may be designed to comply with the performance-based compensation requirements of Section 162(m) of the Code. Section 162(m) of the Code limits Rosetta’s income tax deduction for compensation paid to our Chief Executive Officer and any of the three other most highly compensated executive officers (excluding the chief financial officer) who are employed by the Company on the last day of the taxable year. There is an exception to the $1 million deduction limitation for performance-based compensation. To the extent that awards are intended to qualify as “performance-based compensation” under Section 162(m), the performance criteria will be established in writing by the Committee not later than 90 days after the commencement of the performance period (or, if longer or shorter, within the maximum period allowed under section 162(m)); based on one or more, or any combination, of the performance criteria listed above that apply to a participant, Rosetta, a business unit or an affiliate of Rosetta; and the Committee may reduce, but not increase, the amount payable and the number of shares to be granted, issued, retained or vested pursuant to a performance award. Prior to payment of compensation under a performance award intended to comply with Section 162(m), the Committee will certify the extent to which the performance goals and other criteria are achieved. To allow Rosetta to qualify awards as performance based compensation we are seeking stockholder approval of the Restated Plan and the material terms of the performance goals applicable to performance shares under the Restated Plan.

Other Incentive Awards.  The Committee may grant other incentive awards under the Restated Plan based upon, payable in or otherwise related to, shares of common stock if the Committee determines that the other incentive awards are consistent with the purposes of the Restated Plan. Other incentive awards will be subject to any terms, conditions, restrictions or limitations established by the Committee. Payment of other incentive awards will be made at the times and in the forms, which may be cash, shares of common stock or other property, established by the Committee.

New Plan Benefits.  The number of awards that will be received by or allocated to our executive officers, non-employee directors, employees and other service providers under the Restated Plan is undeterminable at this time.

Corporate Change.  Unless any agreement provides otherwise, if a participant’s employment or service is terminated for any reason other than death, cause, or inability to perform or if a participant voluntarily terminates employment or service for good reason, in either case within one year after a corporate change of Rosetta (which may include, among others, the dissolution or liquidation of Rosetta, certain reorganizations, mergers or consolidations of Rosetta, the sale of all or substantially all the assets of Rosetta and its affiliates), any time periods, conditions or contingencies relating to exercise or realization of, or lapse of restrictions under, awards will be automatically accelerated or waived so that (1) if no exercise of the award is required, the award may be realized in full at the time of termination, or (2) if exercise of the award is required, the award may be exercised in full beginning at the time of termination. In addition, to the extent surrender or settlement of awards will not result in negative tax consequences to participants, the Committee may, without the consent of a participant, (1) require participants to surrender any outstanding options or stock appreciation rights in exchange for an equivalent amount of cash, common stock, securities of another company or any combination thereof equal to the difference between fair market value of the common stock and the exercise or grant price, or (2) require that participants receive payments in settlement of restricted stock, restricted stock units (and related cash dividend rights and dividend unit rights, as applicable), performance awards or other incentive awards in an amount equivalent to the value of those awards.

Withholding Taxes.  All applicable withholding taxes will be deducted from any payment made under the Restated Plan, withheld from other compensation payable to the participant, or be required to be paid by the participant prior to the making of any payment of cash or common stock under the Restated Plan. Payment of withholding taxes may be made by withholding shares of common stock from any payment of common stock due or by the delivery by the participant to Rosetta of previously acquired shares of common stock, in either case having an aggregate fair market value equal to the amount of the required withholding taxes. No payment will be made and no shares of common stock will be issued pursuant to any award made under the Restated Plan until the applicable tax withholding obligations have been satisfied.

Transferability.  No award of incentive stock options or restricted stock during its restricted period may be sold, transferred, pledged, exchanged, or disposed of, except by will or the laws of descent and distribution. If provided in the award agreement, other awards may be transferred by a participant to a permitted transferee.

Amendment.  The Board of Directors may suspend, terminate, amend or modify the Restated Plan, but may not without the approval of the holders of a majority of the shares of our common stock make any alteration or amendment that operates (1) to increase the total number of shares of common stock that may be issued under the Restated Plan (other than adjustments in connection with certain corporate reorganizations and other events) or to change the designation or class of persons eligible to receive awards under the Restated Plan, (2) to prevent the Company from being denied a tax deduction under section 162(m) of the Code or (3) to effect any change for which stockholder approval is required by or necessary to comply with applicable law or the listing requirements of the NASDAQ Global Market or any other exchange or association on which the common stock is then listed or quoted. Upon termination of the Restated Plan, the terms and provisions thereof will continue to apply to awards granted before termination. No suspension, termination, amendment or modification of the Restated Plan will adversely affect in any material way any award previously granted under the Restated Plan, without the consent of the participant.

Effectiveness.  The Original Plan became effective as of July 7, 2005. Unless terminated earlier, the Restated Plan will terminate on the day before the tenth anniversary of such effective date.

United States Federal Income Tax Consequences.  The following summary is based on an analysis of the Code as currently in effect, existing laws, judicial decisions, administrative rulings, regulations and proposed regulations, all of which are subject to change. Moreover, the following is only a summary of United States federal income tax consequences. Actual tax consequences to participants may be either more or less favorable than those described below depending on the participants’ particular circumstances.

Incentive Stock Options.  No income will be recognized by a participant for federal income tax purposes upon the grant or exercise of an incentive stock option. The basis of shares transferred to a participant upon exercise of an incentive stock option is the price paid for the shares. If the participant holds the shares for at least one year after the transfer of the shares to the participant and two years after the grant of the option, the participant will recognize capital gain or loss upon sale of the shares received upon exercise equal to the difference between the amount realized on the sale and the basis of the stock. Generally, if the shares are not held for that period, the participant will recognize ordinary income upon disposition in an amount equal to the excess of the fair market value of the shares on the date of exercise over the amount paid for the shares, or if less (and if the disposition is a transaction in which loss, if any, will be recognized), the gain on disposition. Any additional gain realized by the participant upon the disposition will be a capital gain. The excess of the fair market value of shares received upon the exercise of an incentive stock option over the option price for the shares is an item of adjustment for the participant for purposes of the alternative minimum tax. Therefore, although no income is recognized upon exercise of an incentive stock option, a participant may be subject to alternative minimum tax as a result of the exercise.

Non-qualified Stock Options.  No income will be recognized by a participant for federal income tax purposes upon the grant of a non-qualified stock option. Upon exercise of a non-qualified stock option, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the shares on the date of exercise over the amount paid for the shares. Income recognized upon the exercise of a non-qualified stock option will be considered compensation subject to withholding at the time the income is recognized, and, therefore, the participant’s employer must make the necessary arrangements with the participant to ensure that the amount of the tax required to be withheld is available for payment. Non-qualified stock options are designed to provide the employer with a deduction equal to the amount of ordinary income recognized by the participant at the time of the recognition by the participant, subject to the deduction limitations described below.

Stock Appreciation Rights.  There will be no federal income tax consequences to either the participant or the employer upon the grant of SARs. Generally, the participant will recognize ordinary income subject to withholding upon the receipt of payment pursuant to SARs in an amount equal to the aggregate amount of cash and the fair market value of any common stock received. Subject to the deduction limitations described below, the employer generally will be entitled to a corresponding tax deduction equal to the amount includible in the participant’s income.

Stock Awards.  The participant will recognize income for federal income tax purposes at the time of the stock award and, subject to the deduction limitations described below, the employer will be entitled to a corresponding deduction.

Restricted Stock.  If the restrictions on an award of shares of restricted stock are of a nature that the shares are both subject to a substantial risk of forfeiture and are not freely transferable (within the meaning of Section 83 of the Code), the participant will not recognize income for federal income tax purposes at the time of the award unless the participant affirmatively elects to include the fair market value of the shares of restricted stock on the date of the award, less any amount paid for the shares, in gross income for the year of the award pursuant to Section 83(b) of the Code. In the absence of this election, the participant will be required to include in income for federal income tax purposes on the date the shares either become freely transferable or are no longer subject to a substantial risk of forfeiture (within the meaning of Section 83 of the Code), the fair market value of the shares of restricted stock on such date, less any amount paid for the shares. The employer will be entitled to a deduction at the time of income recognition to the participant in an amount equal to the amount the participant is required to include in income with respect to the shares, subject to the deduction limitations described below. If a Section 83(b) election is made within 30 days after the date the restricted stock is received, the participant will recognize ordinary income at the time of the receipt of the restricted stock, and the employer will be entitled to a corresponding deduction, equal to the fair market value of the shares at the time, less the amount paid, if any, by the participant for the restricted stock. If a Section 83(b) election is made, no additional income will be recognized by the participant upon the lapse of restrictions on the restricted stock, but, if the restricted stock is subsequently forfeited, the participant may not deduct the income that was recognized pursuant to the Section 83(b) election at the time of the receipt of the restricted stock.

Dividends paid to a participant holding restricted stock before the expiration of the restriction period will be additional compensation taxable as ordinary income to the participant subject to withholding, unless the participant made an election under Section 83(b). Subject to the deduction limitations described below, the employer generally will be entitled to a corresponding tax deduction equal to the dividends includible in the participant’s income as compensation. If the participant has made a Section 83(b) election, the dividends will be dividend income, rather than additional compensation, to the participant.

If the restrictions on an award of restricted stock are not of a nature that the shares are both subject to a substantial risk of forfeiture and not freely transferable, within the meaning of Section 83 of the Code, the participant will recognize ordinary income for federal income tax purposes at the time of the transfer of the shares in an amount equal to the fair market value of the shares of restricted stock on the date of the transfer, less any amount paid therefore. The employer will be entitled to a deduction at that time in an amount equal to the amount the participant is required to include in income with respect to the shares, subject to the deduction limitations described below.

Restricted Stock Units.  There will be no federal income tax consequences to either the participant or the employer upon the grant of restricted stock units. Generally, the participant will recognize ordinary income subject to withholding upon the receipt of cash and/or transfer of shares of common stock in payment of the restricted stock units in an amount equal to the aggregate of the cash received and the fair market value of the common stock so transferred. Subject to the deduction limitations described below, the employer generally will be entitled to a corresponding tax deduction equal to the amount includible in the participant’s income.

Performance Awards.  There will be no federal income tax consequences to either the participant or the employer upon the grant of performance awards. Generally, the participant will recognize ordinary income subject to withholding upon the receipt of cash and/or shares of common stock in payment of performance awards in an amount equal to the aggregate of the cash received and the fair market value of the common stock so transferred. Subject to the deduction limitations described below, the employer generally will be entitled to a corresponding tax deduction equal to the amount includible in the participant’s income.

Dividend Equivalents.  Generally, a participant will recognize ordinary income subject to withholding upon the payment of any dividend equivalents paid with respect to an award in an amount equal to the cash the participant receives. Subject to the deduction limitations described below, the employer generally will be entitled to a corresponding tax deduction equal to the amount includible in the participant’s income.

Other Incentive Awards.  The tax treatment of other incentive awards will depend on the type of award. In general, the participant will be subject to income tax withholding at the time when the ordinary income is recognized. Subject to the deduction limitations described below, the participant’s employer will be entitled to a tax deduction at the same time and for the same amount.

Limitations on the Employer’s Compensation Deduction.  Section 162(m) of the Code limits the deduction certain employers may take for otherwise deductible compensation payable to certain executive officers of the employer to the extent the compensation paid to such an officer for the year exceeds $1 million, unless the compensation is performance-based, is approved by the employer’s stockholders, and meets certain other criteria.

Excess Parachute Payments. Section 280G of the Code limits the deduction that the employer may take for otherwise deductible compensation payable to certain individuals if the compensation constitutes an “excess parachute payment.” Excess parachute payments arise from payments made to disqualified individuals that are in the nature of compensation and are contingent on changes in ownership or control of the employer or certain affiliates. Accelerated vesting or payment of awards under the Restated Plan upon a change in ownership or control of the employer or its affiliates could result in excess parachute payments. In addition to the deduction limitation applicable, a disqualified individual receiving an excess parachute payment is subject to a 20 % excise tax on the amount thereof.

Application of Section 409A of the Code.  Section 409A of the Code imposes an additional 20% tax and interest on an individual receiving non-qualified deferred compensation under a plan that fails to satisfy certain requirements. For purposes of Section 409A, “non-qualified deferred compensation” includes equity-based incentive programs, including some stock options, stock appreciation rights and restricted stock unit programs. Generally speaking, Section 409A does not apply to incentive stock options, non-discounted non-qualified stock options and appreciation rights if no deferral is provided beyond exercise, or restricted stock.

The awards made pursuant to the Restated Plan will be designed to comply with the requirements of Section 409A of the Code to the extent the awards granted under the Restated Plan are not exempt from coverage. However, if the Restated Plan fails to comply with Section 409A in operation, a participant could be subject to the additional taxes and interest.

State and local tax consequences may in some cases differ from the federal tax consequences. The foregoing summary of the income tax consequences in respect of the Restated Plan is for general information only. Interested parties should consult their own advisors as to specific tax consequences of their awards.

The Restated Plan is not subject to the Employee Retirement Income Security Act of 1974, as amended, and is not intended to be qualified under Section 401(a) of the Code.

The Board unanimously recommends that you vote FOR approval of the Amended and Restated Rosetta Resources Inc. 2005 Long-Term Incentive Plan.

OTHER BUSINESS

Management does not intend to bring any other business before the meeting and has not been informed that any other matters are to be presented at the meeting by others. If other matters properly come before the meeting or any adjournment thereof, the persons named in the accompanying proxy and acting thereunder will vote in accordance with their best judgment.

STOCKHOLDER PROPOSALS AND OTHER MATTERS

Rule 14a-8 under the Exchange Act addresses when a company must include a stockholder's proposal in its proxy statement and identify the proposal in its form of proxy when the company holds an annual or special meeting of stockholders. Under Rule 14a-8, proposals that stockholders intend to have included in the Company’s Proxy Statement and form of proxy for the 2010 Annual Meeting of Stockholders must be received by the Company no later than December 9, 2009.

Such proposals may be submitted by eligible stockholders and must comply with the relevant regulations of the SEC regarding stockholder proposals. Such proposals should be sent to the Company’s principal executive offices at 717 Texas, Suite 2800, Houston, Texas 77002; Attn.: Corporate Secretary.

If a stockholder intends to present a proposal for consideration at the Company’s 2010 annual meeting without inclusion in the proxy statement and form of proxy, such proposal must comply with our Bylaws and any applicable rules and regulations of the SEC and be received by us no earlier than January 9, 2010 and no later than February 8, 2010.

The cost of solicitation of proxies will be borne by the Company. Solicitation may be made by mail, personal interview, telephone or telegraph by officers, agents or employees of the Company, who will receive no additional compensation therefore. The Company will bear the reasonable expenses incurred by banks, brokerage firms, custodians, nominees and fiduciaries in forwarding proxy material to beneficial owners.

ADDITIONAL INFORMATION

Annual Report

The annual report to stockholders for the year ended December 31, 2008 is being mailed to all stockholders entitled to vote at the meeting. The annual report to stockholders does not form any part of the proxy soliciting materials. Copies of the Company’s Annual Report on Form 10-K for the year ended December 31, 2008, as filed with the SEC, are available without charge to stockholders through the Investor Relations section of the website at www.rosettaresources.com or upon request to Karen Paganis, Corporate Secretary of Rosetta Resources Inc., 717 Texas, Suite 2800, Houston, Texas 77002.

Stockholder Communications with the Board of Directors

Stockholders who wish to communicate with the Board of Directors or a particular director may send a letter to the Corporate Secretary of the Company at 717 Texas, Suite 2800, Houston, Texas 77002. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Stockholder-Board Communication” or “Stockholder-Director Communication.” All such letters must identify the author as a stockholder and clearly state whether the intended recipients are all members of the Board or just certain specified individual directors. The Corporate Secretary will make copies of all such letters and circulate them to the appropriate director or directors.

Number of Proxy Statements and Annual Reports

Only one copy of this Proxy Statement and the annual report accompanying this Proxy Statement will be mailed to stockholders who have the same address unless we receive a request that the stockholders with the same address are to receive separate Proxy Statements and Annual Reports. These additional copies will be supplied at no additional cost to the requesting stockholder.

REGARDLESS OF THE NUMBER OF SHARES YOU OWN, IT IS IMPORTANT THAT THEY BE REPRESENTED AT THE MEETING, AND YOU ARE RESPECTFULLY REQUESTED VOTE YOUR PROXY AS SOON AS POSSIBLE.

By order of the Board of Directors of
ROSETTA RESOURCES INC.

Karen Paganis
Assistant General Counsel and Corporate Secretary

Houston, Texas
April 9, 2009

APPENDIX A

AMENDED AND RESTATED
ROSETTA RESOURCES INC.
2005 LONG-TERM INCENTIVE PLAN

ARTICLE I.     ESTABLISHMENT AND PURPOSE

1.1           Establishment and Purpose.  Rosetta Resources Inc. (“Rosetta”) hereby establishes the Amended and Restated Rosetta Resources Inc. 2005 Long-Term Incentive Plan, as set forth in this document. The purpose of the Plan is to attract and retain highly qualified individuals and service providers, to further align the interests of Company employees and other service providers with those of the stockholders of Rosetta, and closely link compensation with Company performance. Rosetta is committed to creating long-term stockholder value. Rosetta’s compensation philosophy is based on a belief that Rosetta can best create stockholder value if key employees, directors, and certain others providing services to the Company act and are rewarded as business owners. Rosetta believes that an equity stake through equity compensation programs effectively aligns employee and stockholder interests by motivating and rewarding long-term performance that will enhance stockholder value.

1.2           Effectiveness and Term.  This Plan originally became effective as of July 7, 2005 (the “Effective Date”), contingent on the closing of the Acquisition and the Offering, provided that prior to the Effective Date the Plan was duly approved by the holders of at least a majority of the shares of Common Stock either (i) present or represented and entitled to vote at a special meeting of the stockholders of Rosetta duly held in accordance with applicable law or (ii) by written action in lieu of a meeting in accordance with applicable law. Unless terminated earlier by the Board pursuant to Section 14.1, this Plan shall terminate on the day prior to the tenth anniversary of the Effective Date.

ARTICLE II.  DEFINITIONS

2.1           “Acquisition” means the closing of the transactions contemplated by the Purchase and Sale Agreement.

2.2           “Affiliate” means (i) with respect to Incentive Stock Options, a “parent corporation” or a “subsidiary corporation” of Rosetta, as those terms are defined in Sections 424(e) and (f) of the Code, respectively, and (ii) with respect to other Awards, (A) a “parent corporation” or a subsidiary corporation” of Rosetta as defined in (i) above, (B) a limited liability company, partnership or other entity in which Rosetta controls 50% or more of the voting power or equity interests.

2.3           “Award” means an award granted to a Participant in the form of Options, SARs, Restricted Stock, Restricted Stock Units, Performance Awards, Stock Awards or Other Incentive Awards, whether granted singly or in combination.

2.4           “Award Agreement” means a written agreement between Rosetta and a Participant that sets forth the terms, conditions, restrictions and limitations applicable to an Award.

2.5           “Board” means the Board of Directors of Rosetta.

2.6           “Cash Dividend Right” means a contingent right, granted in tandem with a specific Restricted Stock Unit Award, to receive an amount in cash equal to the cash distributions made by Rosetta with respect to a share of Common Stock during the period such Award is outstanding.

2.7           “Cause” means a finding by the Committee of acts or omissions constituting, in the Committee’s reasonable judgment, (i) a breach of duty by the Participant in the course of his employment or service involving fraud, acts of dishonesty (other than inadvertent acts or omissions), disloyalty to the Company, or moral turpitude constituting criminal felony; (ii) conduct by the Participant that is materially detrimental to the Company, monetarily or otherwise, or reflects unfavorably on the Company or the Participant to such an extent that the Company’s best interests reasonably require the termination of the Participant’s employment or service; (iii) acts or omissions of the Participant materially in violation of his obligations under any written employment or other agreement between the Participant and the Company or at law; (iv) the Participant’s failure to comply with or enforce Company policies concerning equal employment opportunity, including engaging in sexually or otherwise harassing conduct; (v) the Participant’s repeated insubordination; (vi) the Participant’s failure to comply with or enforce, in any material respect, all other personnel policies of the Company; (vii) the Participant’s failure to devote his full (or other required) working time and best efforts to the performance of his responsibilities to the Company; or (viii) the Participant’s conviction of, or entry of a plea agreement or consent decree or similar arrangement with respect to a felony or any violation of federal or state securities laws.

2.8           “Code” means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations.

2.9           “Committee” means the Compensation Committee of the Board or such other committee of the Board as may be designated by the Board to administer the Plan, which committee shall consist of two or more members of the Board; provided, however, that with respect to the application of the Plan to Awards made to Outside Directors, the “Committee” shall be the Board. During such time as the Common Stock is registered under Section 12 of the Exchange Act, each member of the Committee shall be an Outside Director. To the extent that no Committee exists that has the authority to administer the Plan, the functions of the Committee shall be exercised by the Board.

2.10         “Common Stock” means the common stock of Rosetta, $0.001 par value per share, or any stock or other securities of hereafter issued or issuable in substitution or exchange for the Common Stock.

2.11         “Company” means Rosetta and any Affiliate.

2.12         “Corporate Change” means (i) the dissolution or liquidation of Rosetta; (ii) a reorganization, merger or consolidation of Rosetta with one or more corporations (other than a merger or consolidation effecting a reincorporation of Rosetta in another state or any other merger or consolidation in which the stockholders of the surviving corporation and their proportionate interests therein immediately after the merger or consolidation are substantially identical to the stockholders of Rosetta and their proportionate interests therein immediately prior to the merger or consolidation) (collectively, a “Corporate Change Merger”); (iii) the sale of all or substantially all of the assets of the Company; or (iv) the occurrence of a Change in Control. A “Change in Control” shall be deemed to have occurred if (x) individuals who were directors of Rosetta immediately prior to a Control Transaction shall cease, within two years of such Control Transaction to constitute a majority of the Board (or of the Board of Directors of any successor to Rosetta or to a company which has acquired all or substantially all its assets) other than by reason of an increase in the size of the membership of the applicable Board that is approved by at least a majority of the individuals who were directors of Rosetta immediately prior to such Control Transaction or (y) any entity, person or Group acquires shares of Rosetta in a transaction or series of transactions that result in such entity, person or Group directly or indirectly owning beneficially 50% or more of the outstanding shares of Common Stock. As used herein, “Control Transaction” means (A) any tender offer for or acquisition of capital stock of Rosetta pursuant to which any person, entity, or Group directly or indirectly acquires beneficial ownership of 20% or more of the outstanding shares of Common Stock; (B) any Corporate Change Merger of Rosetta; (C) any contested election of directors of Rosetta; or (D) any combination of the foregoing, any one of which results in a change in voting power sufficient to elect a majority of the Board. As used herein, “Group” means persons who act “in concert” as described in Sections 13(d)(3) and/or 14(d)(2) of the Exchange Act. Notwithstanding the foregoing, “Corporate Change” shall not include the Acquisition, the Offering, or any public offering of equity of Rosetta pursuant to a registration that is effective under the Securities Act.

2.13         “Dividend Unit Right” means a contingent right, granted in tandem with a specific Restricted Stock Unit Award, to have an additional number of Restricted Stock Units credited to a Participant in respect of the Award equal to the number of shares of Common Stock that could be purchased at Fair Market Value with the amount of each cash distribution made by Rosetta with respect to a share of Common Stock during the period such Award is outstanding.

2.14         “Effective Date” means the date this Plan becomes effective as provided in Section 1.2.

2.15         “Employee” means an employee of the Company; provided, however, that the term “Employee” does not include an Outside Director or an individual performing services for the Company who is treated for tax purposes as an independent contractor at the time of performance of the services.

2.16         “Exchange Act” means the Securities Exchange Act of 1934, as amended.

2.17         “Fair Market Value” means the fair market value of the Common Stock, as determined in good faith by the Committee or (i) if the Common Stock is traded in the over-the-counter market, the average of the representative closing bid and asked prices as reported by NASDAQ for the date the Award is granted (or if there was no quoted price for such date of grant, then for the last preceding business day on which there was a quoted price), or (ii) if the Common Stock is traded in the NASDAQ Global Market System, the average of the highest and lowest selling prices for such stock as quoted on the NASDAQ Global Market System for the date the Award is granted (or if there are no sales for such date of grant, then for the last preceding business day on which there were sales), or (iii) if the Common Stock is listed on any national stock exchange, the average of the highest and lowest selling prices for such stock as quoted on such exchange for the date the Award is granted (or if there are no sales for such date of grant, then for the last preceding business day on which there were sales).

2.18         “Good Reason” means any of the following actions if taken without the Participant’s prior written consent: (i) any material failure by the Company to comply with its obligations under the terms of a written employment agreement; (ii) any demotion of the Participant as evidenced by a material reduction in the Participant’s responsibilities, duties, compensation, or benefits; or (iii) any permanent relocation of the Participant’s place of business to a location 50 miles or more from the then-current location. Neither a transfer of employment among Rosetta and any of its Affiliates, a change in the co-employment relationship, nor a mere change in job title or reporting structure constitutes “Good Reason.”

2.19         “Grant Date” means the date an Award is determined to be effective by the Committee upon the grant of such Award.

2.20         “Inability to Perform” means and shall be deemed to have occurred if the Participant has been determined under the Company’s or any co-employer’s long-term disability plan to be eligible for long-term disability benefits. In the absence of the Participant’s participation in, application for benefits under, or existence of such a plan, “Inability to Perform” means a finding by the Committee in its sole judgment that the Participant is, despite any reasonable accommodation required by law, unable to perform the essential functions of his position because of an illness or injury for (i) 60% or more of the normal working days during six consecutive calendar months or (ii) 40% or more of the normal working days during twelve consecutive calendar months.

2.21         “Incentive Stock Option” means an Option that is intended to meet the requirements of Section 422(b) of the Code.

2.22         “NASDAQ” means The NASDAQ Stock Market, Inc.

2.23         “Non-qualified Stock Option” means an Option that is not an Incentive Stock Option.

2.24         “Offering” means the offering, sale and issuance by Rosetta of Common Stock as set forth that certain offering memorandum initially dated June 9, 2005.

2.25         “Option” means an option to purchase shares of Common Stock granted to a Participant pursuant to Article VII. An Option may be either an Incentive Stock Option or a Non-qualified Stock Option, as determined by the Committee.

2.26         “Other Incentive Award” means an incentive award granted to a Participant pursuant to Article XII.

2.27         “Outside Director” means a member of the Board who: (i) meets the independence requirements of the principal exchange or quotation system upon which the shares of Common Stock are listed or quoted, (ii) from and after the date on which the remuneration paid pursuant to the Plan becomes subject to the deduction limitation under Section 162(m) of the Code, qualifies as an “outside director” under Section 162(m) of the Code, (iii) qualifies as a “non-employee director” of Rosetta under Rule 16b-3, and (iv) satisfies independence criteria under any other applicable laws or regulations relating to the issuance of shares of Common Stock to Employees.

2.28         “Participant” means an Employee, director, or other individual or entity who performs services for the Company that has been granted an Award; provided, however, that no Award that may be settled in Common Stock may be issued to a Participant that is not a natural person.

2.29         “Performance Award” means an Award granted to a Participant pursuant to Article XI to receive cash or Common Stock conditioned in whole or in part upon the satisfaction of performance goals based on specified performance criteria.

2.30         “Permitted Transferee” shall have the meaning given such term in Section 15.4.

2.31         “Plan” means the Amended and Restated Rosetta Resources Inc. 2005 Long-Term Incentive Plan, as in effect and as amended from time to time.

2.32         “Purchase and Sale Agreement” means that certain Purchase and Sale Agreement by and among Calpine Gas Holdings LLC, Calpine Fuels Corporation, Calpine Corporation and Rosetta dated July 7, 2005.

2.33         “Purchased Restricted Stock” shall have the meaning given such term in Section 9.2.

2.34         “Restricted Period” means the period established by the Committee with respect to an Award of Restricted Stock or Restricted Stock Units during which the Award remains subject to forfeiture.

2.35         “Restricted Stock” means a share of Common Stock granted to a Participant pursuant to Article IX that is subject to such terms, conditions, and restrictions as may be determined by the Committee.

2.36         “Restricted Stock Unit” means a fictional share of Common Stock granted to a Participant pursuant to Article X that is subject to such terms, conditions, and restrictions as may be determined by the Committee.

2.37         “Rosetta” means Rosetta Resources Inc., a Delaware corporation, or any successor thereto.

2.38         “Rule 16b-3” means Rule 16b-3 promulgated by the SEC under the Exchange Act, or any successor rule or regulation that may be in effect from time to time.

2.39         “SEC” means the United States Securities and Exchange Commission, or any successor agency or organization.

2.40         “Securities Act” means the Securities Act of 1933, as amended.

2.41         “Stock Appreciation Right” or “SAR” means a right granted to a Participant pursuant to Article VIII with respect to a share of Common Stock to receive upon exercise cash, Common Stock or a combination of cash and Common Stock, equal to the appreciation in value of a share of Common Stock.

ARTICLE III.  PLAN ADMINISTRATION

3.1           Plan Administrator and Discretionary Authority.  The Plan shall be administered by the Committee. The Committee shall have total and exclusive responsibility to control, operate, manage and administer the Plan in accordance with its terms. The Committee shall have all the authority that may be necessary or helpful to enable it to discharge its responsibilities with respect to the Plan. Without limiting the generality of the preceding sentence, the Committee shall have the exclusive right to:  (i) interpret the Plan and the Award Agreements executed hereunder; (ii) decide all questions concerning eligibility for, and the amount of, Awards granted under the Plan; (iii) construe any ambiguous provision of the Plan or any Award Agreement; (iv) prescribe the form of Award Agreements; (v) correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award

Agreement; (vi) issue administrative guidelines as an aid to administering the Plan and make changes in such guidelines as the Committee from time to time deems proper; (vii) make regulations for carrying out the Plan and make changes in such regulations as the Committee from time to time deems proper; (viii) determine whether Awards should be granted singly or in combination; (ix) to the extent permitted under the Plan, grant waivers of Plan terms, conditions, restrictions and limitations; (x) accelerate the exercise, vesting or payment of an Award when such action or actions would be in the best interests of the Company; (xi) require Participants to hold a stated number or percentage of shares of Common Stock acquired pursuant to an Award for a stated period; and (xii) take any and all other actions the Committee deems necessary or advisable for the proper operation or administration of the Plan. The Committee shall have authority in its sole discretion with respect to all matters related to the discharge of its responsibilities and the exercise of its authority under the Plan, including without limitation its construction of the terms of the Plan and its determination of eligibility for participation in, and the terms of Awards granted under, the Plan. The decisions of the Committee and its actions with respect to the Plan shall be final, conclusive and binding on all persons having or claiming to have any right or interest in or under the Plan, including without limitation Participants and their respective Permitted Transferees, estates, beneficiaries and legal representatives.

3.2           Delegation of Authority.  The Committee may delegate to one or more officers of the Company the authority to act on behalf of the Committee with respect to any matter, right, obligation, or election that is the responsibility of or that is allocated to the Committee herein, and that may be so delegated as a matter of law, except for grants of Awards to persons (i) subject to Section 16 of the Exchange Act or (ii) who are, or who are reasonably expected to be, “covered employees” for purposes of Section 162(m) of the Code.

3.3           Liability; Indemnification.  No member of the Committee, nor any person to whom it has delegated authority, shall be personally liable for any action, interpretation or determination made in good faith with respect to the Plan or Awards granted hereunder, and each member of the Committee (or delegatee of the Committee) shall be fully indemnified and protected by Rosetta with respect to any liability he may incur with respect to any such action, interpretation or determination, to the maximum extent permitted by applicable law.

ARTICLE IV.  SHARES SUBJECT TO THE PLAN

4.1           Available Shares.

(a)           Subject to adjustment as provided in Section 4.2, the maximum number of shares of Common Stock that shall be available for grant of Awards under the Plan shall be 4,950,000 shares of Common Stock.

(b)           The maximum number of shares of Common Stock that may be subject to Incentive Stock Options granted under the Plan is 4,950,000. The maximum number of shares of Common Stock that may be subject to all Awards granted under the Plan to any one Participant (i) during the fiscal year of Rosetta in which the Participant is first hired by the Company is 300,000 shares and (ii) during each subsequent fiscal year is 200,000 shares. The limitations provided in this Section 4.1(b) shall be subject to adjustment as provided in Section 4.2.

(c)           Shares of Common Stock issued pursuant to the Plan may be original issue or treasury shares or a combination of the foregoing, as the Committee, in its sole discretion, shall from time to time determine. During the term of this Plan, Rosetta will at all times reserve and keep available such number of shares of Common Stock as shall be sufficient to satisfy the requirements of the Plan.

4.2           Adjustments for Recapitalizations and Reorganizations.  Subject to Article XIII, if there is any change in the number or kind of shares of Common Stock outstanding (i) by reason of a stock dividend, spin-off, recapitalization, stock split, or combination or exchange of shares, (ii) by reason of a merger, reorganization, or consolidation, (iii) by reason of a reclassification or change in par value, or (iv) by reason of any other extraordinary or unusual event affecting the outstanding Common Stock as a class without Rosetta’s receipt of consideration, or if the value of outstanding shares of Common Stock is reduced as a result of a spin-off or Rosetta’s payment of an extraordinary cash dividend, or distribution or dividend or distribution consisting of any assets of Rosetta other than cash, the maximum number and kind of shares of Common Stock available for issuance under the Plan, the maximum number and kind of shares of Common Stock for which any individual may receive Awards in any fiscal year, the number and kind of shares of Common Stock covered by outstanding Awards, and the price per share or the applicable market value or performance target of such Awards shall be equitably and proportionately adjusted by the Committee to reflect any increase or decrease in the number of, or change in the kind or value of, issued shares of Common Stock to preclude, to the extent practicable, the enlargement or dilution of rights under such Awards; provided, however, that any fractional shares resulting from such adjustment shall be eliminated.

4.3           Adjustments for Awards.  The Committee shall have sole discretion to determine the manner in which shares of Common Stock available for grant of Awards under the Plan are counted. Without limiting the discretion of the Committee under this Section 4.3, unless otherwise determined by the Committee, the following rules shall apply for the purpose of determining the number of shares of Common Stock available for grant of Awards under the Plan:

(a)           Options, Restricted Stock and Stock Awards. The grant of Options, Restricted Stock or Stock Awards shall reduce the number of shares of Common Stock available for grant of Awards under the Plan by the number of shares of Common Stock subject to such an Award.

(b)           SARs. The grant of SARs that may be paid or settled (i) only in Common Stock or (ii) in either cash or Common Stock shall reduce the number of shares available for grant of Awards under the Plan by the number of shares subject to such an Award; provided, however, that upon the exercise of SARs, the excess of the number of shares of Common Stock with respect to which the Award is exercised over the number of shares of Common Stock issued upon exercise of the Award shall again be available for grant of Awards under the Plan. The grant of SARs that may be paid or settled only for cash shall not affect the number of shares available for grant of Awards under the Plan.

(c)           Restricted Stock Units. The grant of Restricted Stock Units (including those credited to a Participant in respect of a Dividend Unit Right) that may be paid or settled (i) only in Common Stock or (ii) in either cash or Common Stock shall reduce the number of shares available for grant of Awards under the Plan by the number of shares subject to such an Award; provided, however, that upon settlement of the Award, the excess, if any, of the number of shares of Common Stock that had been subject to such Award over the number of shares of Common Stock issued upon its settlement shall again be available for grant of Awards under the Plan. The grant of Restricted Stock Units that may be paid or settled only for cash shall not affect the number of shares available for grant of Awards under the Plan.

(d)           Other Incentive Awards. The grant of a Performance Award or Other Incentive Award in the form of Common Stock or that may be paid or settled (i) only in Common Stock or (ii) in either Common Stock or cash shall reduce the number of shares available for grant of Awards under the Plan by the number of shares subject to such an Award; provided, however, that upon settlement of the Award, the excess, if any, of the number of shares of Common Stock that had been subject to such Award over the number of shares of Common Stock issued upon its settlement shall again be available for grant of Awards under the Plan. The grant of a Performance Award or Other Incentive Award that may be paid or settled only for cash shall not affect the number of shares available for grant of Awards under the Plan.

(e)           Cancellation, Forfeiture and Termination. If any Award referred to in Sections 4.3(a), (b), (c), or (d) (other than an Award that may be paid or settled only for cash) is canceled or forfeited, or terminates, expires or lapses, for any reason, the shares then subject to such Award shall again be available for grant of Awards under the Plan.

(f)           Payment of Exercise Price and Withholding Taxes. If previously acquired shares of Common Stock are used to pay the exercise price of an Award, the number of shares available for grant of Awards under the Plan shall be increased by the number of shares delivered as payment of such exercise price. If previously acquired shares of Common Stock are used to pay withholding taxes payable upon exercise, vesting or payment of an Award, or shares of Common Stock that would be acquired upon exercise, vesting or payment of an Award are withheld to pay withholding taxes payable upon exercise, vesting or payment of such Award, the number of shares available for grant of Awards under the Plan shall be increased by the number of shares delivered or withheld as payment of such withholding taxes.

ARTICLE V.  ELIGIBILITY

5.1           The Committee shall select Participants from those Employees, Outside Directors and other individuals or entities providing services to the Company that, in the opinion of the Committee, are in a position to make a significant contribution to the success of the Company. Once a Participant has been selected for an Award by the Committee, the Committee shall determine the type and size of Award to be granted to the Participant and shall establish in the related Award Agreement the terms, conditions, restrictions and limitations applicable to the Award, in addition to those set forth in the Plan and the administrative guidelines and regulations, if any, established by the Committee.

ARTICLE VI.  FORM OF AWARDS

6.1           Form of Awards.  Awards may be granted under the Plan, in the Committee’s sole discretion, in the form of Options pursuant to Article VII, SARs pursuant to Article VIII, Restricted Stock pursuant to Article IX, Restricted Stock Units pursuant to Article X, Performance Awards pursuant to Article XI, and Stock Awards and Other Incentive Awards pursuant to Article XII, or a combination thereof. All Awards shall be subject to the terms, conditions, restrictions and limitations of the Plan. The Committee may, in its sole discretion, subject any Award to such other terms, conditions, restrictions and/or limitations (including without limitation the time and conditions of exercise, vesting or payment of an Award and restrictions on transferability of any shares of Common Stock issued or delivered pursuant to an Award), provided they are not inconsistent with the terms of the Plan. The Committee may, but is not required to, subject an Award to such conditions as it determines are necessary or appropriate to ensure that an Award constitutes “qualified performance based compensation” within the meaning of Section 162(m) of the Code and the regulations thereunder. Awards under a particular Article of the Plan need not be uniform, and Awards under more than one Article of the Plan may be combined in a single Award Agreement. Any combination of Awards may be granted at one time and on more than one occasion to the same Participant. Subject to compliance with applicable tax law, an Award Agreement may provide that a Participant may elect to defer receipt of income attributable to the exercise or vesting of an Award.

6.2           No Repricing or Reload Rights.  Except for adjustments made pursuant to Section 4.2, no Award may be repriced, replaced, regranted through cancellation or otherwise modified without stockholder approval, if the effect would be to reduce the exercise price for the shares underlying such Award. The Committee may not cancel an outstanding Option that is under water for the purpose of granting a replacement Award of a different type.

6.3           Loans.  The Committee may, in its sole discretion, approve the extension of a loan by the Company to a Participant who is an Employee to assist the Participant in paying the exercise price or purchase price of an Award; provided, however, that no loan shall be permitted if the extension of such loan would violate any provision of applicable law. Any loan will be made upon such terms and conditions as the Committee shall determine.

ARTICLE VII.  OPTIONS

7.1           General.  Awards may be granted in the form of Options that may be Incentive Stock Options or Non-qualified Stock Options, or a combination of both; provided, however, that Incentive Stock Options may be granted only to Employees.

7.2           Terms and Conditions of Options.  An Option shall be exercisable in whole or in such installments and at such times as may be determined by the Committee. The price at which a share of Common Stock may be purchased upon exercise of an Option shall be determined by the Committee, but such exercise price shall not be less than 100% of the Fair Market Value per share of Common Stock on the Grant Date unless the Option was granted through the assumption of, or in substitution for, outstanding awards previously granted to individuals who became Employees as a result of a merger, consolidation, acquisition, or other corporate transaction involving the Company and complies with Section 409A of the Code. Except as otherwise provided in Section 7.3, the term of each Option shall be as specified by the Committee; provided, however, that no Options shall be exercisable later than ten years after the Grant Date. Options may be granted with respect to Restricted Stock or shares of Common Stock that are not Restricted Stock, as determined by the Committee in its sole discretion.

7.3          Restrictions Relating to Incentive Stock Options.

(a)           Options granted in the form of Incentive Stock Options shall, in addition to being subject to the terms and conditions of Section 7.2, comply with Section 422(b) of the Code. To the extent the aggregate Fair Market Value (determined as of the times the respective Incentive Stock Options are granted) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an individual during any calendar year under all incentive stock option plans of the Company exceeds $100,000, such excess Incentive Stock Options shall be treated as options that do not constitute Incentive Stock Options. The Committee shall determine, in accordance with the applicable provisions of the Code, which of a Participant’s Incentive Stock Options will not constitute Incentive Stock Options because of such limitation and shall notify the Participant of such determination as soon as practicable after such determination. The price at which a share of Common Stock may be purchased upon exercise of an Incentive Stock Option shall be determined by the Committee, but such exercise price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the Grant Date. No Incentive Stock Option shall be granted to an Employee under the Plan if, at the time such Option is granted, such Employee owns stock possessing more than 10% of the total combined voting power of all classes of stock of Rosetta or an Affiliate, within the meaning of Section 422(b)(6) of the Code, unless (i) on the Grant Date of such Option, the exercise price of such Option is at least 110% of the Fair Market Value of the Common Stock subject to the Option and (ii) such Option by its terms is not exercisable after the expiration of five years from the Grant Date of the Option.

(b)           Each Participant awarded an Incentive Stock Option shall notify Rosetta in writing immediately after the date he or she makes a disqualifying disposition of any shares of Common Stock acquired pursuant to the exercise of such Incentive Stock Option. A disqualifying disposition is any disposition (including any sale) of such Common Stock before the later of (i) two years after the Grant Date of the Incentive Stock Option or (ii) one year after the date of exercise of the Incentive Stock Option.

7.4           Exercise of Options.

(a)           Subject to the terms and conditions of the Plan, Options shall be exercised by the delivery of a written notice of exercise to Rosetta, setting forth the number of whole shares of Common Stock with respect to which the Option is to be exercised, accompanied by full payment for such shares.

(b)           Upon exercise of an Option, the exercise price of the Option shall be payable to Rosetta in full either: (i) in cash or an equivalent acceptable to the Committee, or (ii) in the sole discretion of the Committee and in accordance with any applicable administrative guidelines established by the Committee, by tendering one or more previously acquired nonforfeitable, unrestricted shares of Common Stock that have been held by the Participant for at least six months having an aggregate Fair Market Value at the time of exercise equal to the total exercise price, or (iii) in a combination of the forms of payment specified in clauses (i) and (ii) above.

(c)           During such time as the Common Stock is registered under Section 12 of the Exchange Act, to the extent permissible under applicable law, payment of the exercise price of an Option may also be made, in the absolute discretion of the Committee, by delivery to Rosetta or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions to a broker-dealer to sell or margin a sufficient portion of the shares with respect to which the Option is exercised and deliver the sale or margin loan proceeds directly to Rosetta to pay the exercise price and any required withholding taxes.

(d)           As soon as reasonably practicable after receipt of written notification of exercise of an Option and full payment of the exercise price and any required withholding taxes, Rosetta shall (i) deliver to the Participant, in the Participant’s name or the name of the Participant’s designee, a stock certificate or certificates in an appropriate aggregate amount based upon the number of shares of Common Stock purchased under the Option, or (ii) cause to be issued in the Participant’s name or the name of the Participant’s designee, in book-entry form, an appropriate number of shares of Common Stock based upon the number of shares purchased under the Option.

7.5           Termination of Employment or Service. Each Award Agreement embodying the Award of an Option shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant’s employment or service with the Company. Such provisions shall be determined by the Committee in its absolute discretion, need not be uniform among all Options granted under the Plan and may reflect distinctions based on the reasons for termination of employment or service. In the event a Participant’s Award Agreement embodying the award of an Option does not set forth such termination provisions, the following termination provisions shall apply with respect to such Award:

(a)           Termination Other Than For Cause. If the employment or service of a Participant shall terminate for any reason other than Cause, each outstanding Option held by the Participant may be exercised, to the extent then vested, until the earlier of (i) the expiration of one year from the date of such termination of employment or service or (ii) the expiration of the term of such Option.

(b)           Termination for Cause.  Notwithstanding subsection (a) above, if the employment or service of a Participant shall terminate for Cause, each outstanding Option held by the Participant may be exercised, to the extent then vested, until the earlier of (i) the expiration of 30 days from the date of such termination of employment or service or (ii) the expiration of the terms of such Option.

Notwithstanding the foregoing, an Option will not be treated as an Incentive Stock Option unless at all times beginning on the Grant Date and ending on the day three months (one year in the case of a Participant who is “disabled” within the meaning of Section 22(e)(3) of the Code) before the date of exercise of the Option, the Participant is an employee of Rosetta or an Affiliate (or a corporation or a parent or subsidiary corporation of such corporation issuing or assuming an option in a transaction to which Section 424(a) of the Code applies).

ARTICLE VIII.  STOCK APPRECIATION RIGHTS

8.1           General.  The Committee may grant Awards in the form of SARs in such numbers and at such times as it shall determine. SARs shall vest and be exercisable in whole or in such installments and at such times as may be determined by the Committee. The price at which SARs may be exercised shall be determined by the Committee but shall not be less than 100% of the Fair Market Value per share of Common Stock on the Grant Date unless the SARs were granted through the assumption of, or in substitution for, outstanding awards previously granted to individuals who became Employees as a result of a merger, consolidation, acquisition, or other corporate transaction involving the Company and comply with Section 409A of the Code. The term of each SAR shall be as specified by the Committee; provided, however, that no SARs shall be exercisable later than ten years after the Grant Date. At the time of an Award of SARs, the Committee may, in its sole discretion, prescribe additional terms, conditions, restrictions and limitations applicable to the SARs, including without limitation rules pertaining to the termination of employment or service (by reason of death, permanent and total disability, or otherwise) of a Participant prior to exercise of the SARs, as it determines are necessary or appropriate, provided they are not inconsistent with the Plan.

8.2           Exercise of SARs.  SARs shall be exercised by the delivery of a written notice of exercise to Rosetta, setting forth the number of whole shares of Common Stock with respect to which the Award is being exercised. Upon the exercise of SARs, the Participant shall be entitled to receive an amount equal to the excess of the aggregate Fair Market Value of the shares of Common Stock with respect to which the Award is exercised (determined as of the date of such exercise) over the aggregate exercise price of such shares. Such amount shall be payable to the Participant in cash or in shares of Common Stock, as provided in the Award Agreement; provided, however, that if SARs are to be settled in cash, the SARs shall be structured to avoid negative tax consequences to the Participant under Section 409A of the Code.

ARTICLE IX.  RESTRICTED STOCK

9.1           General.  Awards may be granted in the form of Restricted Stock in such numbers and at such times as the Committee shall determine. The Committee shall impose such terms, conditions and restrictions on Restricted Stock as it may deem advisable, including without limitation providing for vesting upon the achievement of specified performance goals pursuant to a Performance Award and restrictions under applicable Federal or state securities laws. A Participant shall not be required to make any payment for Restricted Stock unless required by the Committee pursuant to Section 9.2.

9.2           Purchased Restricted Stock.  The Committee may in its sole discretion require a Participant to pay a stipulated purchase price for each share of Restricted Stock (“Purchased Restricted Stock”).

9.3           Restricted Period.  At the time an Award of Restricted Stock is granted, the Committee shall establish a Restricted Period applicable to such Restricted Stock. Each Award of Restricted Stock may have a different Restricted Period in the sole discretion of the Committee.

9.4           Other Terms and Conditions.  Restricted Stock shall constitute issued and outstanding shares of Common Stock for all corporate purposes. Restricted Stock awarded to a Participant under the Plan shall be registered in the name of the Participant or, at the option of Rosetta, in the name of a nominee of Rosetta, and shall be issued in book-entry form or represented by a stock certificate. Subject to the terms and conditions of the Award Agreement, a Participant to whom Restricted Stock has been awarded shall have the right to receive dividends thereon during the Restricted Period, to vote the Restricted Stock and to enjoy all other stockholder rights with respect thereto, except that (i) Rosetta shall retain custody of any certificates evidencing the Restricted Stock during the Restricted Period, and (ii) the Participant may not sell, transfer, pledge, exchange, hypothecate or otherwise dispose of the Restricted Stock during the Restricted Period. A breach of the terms and conditions established by the Committee pursuant to the Award of the Restricted Stock may result in a forfeiture of the Restricted Stock. At the time of an Award of Restricted Stock, the Committee may, in its sole discretion, prescribe additional terms, conditions, restrictions and limitations applicable to the Restricted Stock, including without limitation rules pertaining to the termination of employment or service (by reason of death, permanent and total disability, retirement, cause or otherwise) of a Participant prior to expiration of the Restricted Period.

9.5           Miscellaneous. Nothing in this Article shall prohibit the exchange of shares of Restricted Stock pursuant to a plan of merger or reorganization for stock or other securities of Rosetta or another corporation that is a party to the reorganization, provided that the stock or securities so received in exchange for shares of Restricted Stock shall, except as provided in Article XIII, become subject to the restrictions applicable to such Restricted Stock. Any shares of Common Stock received as a result of a stock split or stock dividend with respect to shares of Restricted Stock shall also become subject to the restrictions applicable to such Restricted Stock.

ARTICLE X.  RESTRICTED STOCK UNITS

10.1         General. Awards may be granted in the form of Restricted Stock Units in such numbers and at such times as the Committee shall determine. The Committee shall impose such terms, conditions and restrictions on Restricted Stock Units as it may deem advisable, including without limitation prescribing the period over which and the conditions upon which a Restricted Stock Unit may become vested or be forfeited, and providing for vesting upon the achievement of specified performance goals pursuant to a Performance Award. Upon the lapse of restrictions with respect to each Restricted Stock Unit, the Participant shall be entitled to receive from the Company one share of Common Stock or an amount of cash equal to the Fair Market Value of one share of Common Stock, as provided in the Award Agreement. A Participant shall not be required to make any payment for Restricted Stock Units.

10.2         Restricted Period.  At the time an Award of Restricted Stock Units is granted, the Committee shall establish a Restricted Period applicable to such Restricted Stock Units. Each Award of Restricted Stock Units may have a different Restricted Period in the sole discretion of the Committee.

10.3         Cash Dividend Rights and Dividend Unit Rights. To the extent provided by the Committee in its sole discretion, a grant of Restricted Stock Units may include a tandem Cash Dividend Right or Dividend Unit Right grant. A grant of Cash Dividend Rights may provide that such Cash Dividend Rights shall be paid directly to the Participant at the time of payment of related dividend, be credited to a bookkeeping account subject to the same vesting and payment provisions as the tandem Award (with or without interest in the sole discretion of the Committee), or be subject to such other provisions or restrictions as determined by the Committee in its sole discretion. A grant of Dividend Unit Rights may provide that such Dividend Unit Rights shall be subject to the same vesting and payment provisions as the tandem Award or be subject to such other provisions and restrictions as determined by the Committee in its sole discretion.

10.4         Other Terms and Conditions. At the time of an Award of Restricted Stock Units, the Committee may, in its sole discretion, prescribe additional terms, conditions, restrictions and limitations applicable to the Restricted Stock Units, including without limitation rules pertaining to the termination of employment or service (by reason of death, permanent and total disability, retirement, cause or otherwise) of a Participant prior to expiration of the Restricted Period. Awards of Restricted Stock Units are considered non-qualified deferred compensation subject to Section 409A of the Code and will be designed to comply with that section.

ARTICLE XI.  PERFORMANCE AWARDS

11.1        General.  Awards may be granted in the form of Performance Awards that may be payable in the form of cash, shares of Common Stock, or a combination of both, in such amounts and at such times as the Committee shall determine. Performance Awards shall be conditioned upon the level of achievement of one or more stated performance goals over a specified performance period that shall not be shorter than one year. Performance Awards may be combined with other Awards to impose performance criteria as part of the terms of such other Awards.

11.2         Terms and Conditions. Each Award Agreement embodying a Performance Award shall set forth (i) the amount, including a target and maximum amount if applicable, a Participant may earn in the form of cash or shares of Common Stock or a formula for determining such amount, (ii) the performance criteria and level of achievement versus such criteria that shall determine the amount payable or number of shares of Common Stock to be granted, issued, retained and/or vested, (iii) the performance period over which performance is to be measured, (iv) the timing of any payments to be made, (v) restrictions on the transferability of the Award, and (vi) such other terms and conditions as the Committee may determine that are not inconsistent with the Plan.

11.3         Code Section 162(m) Requirements.  From and after the date on which remuneration paid pursuant to the Plan becomes subject to the deduction limitation of Section 162(m) of the Code, the Committee shall determine in its sole discretion whether all or any portion of a Performance Award shall be intended to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code (the “162(m) Requirements”). The performance goals for any Performance Award that is intended to satisfy the 162(m) Requirements shall be established in writing by the Committee based on one or more performance criteria as set forth in Section 11.4 not later than 90 days after commencement of the performance period with respect to such Award (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code), provided that the outcome of the performance in respect of the goals remains substantially uncertain as of such time. The maximum amount that may be paid in cash pursuant to Performance Awards granted to a Participant with respect to a fiscal year that are intended to satisfy the 162(m) Requirements is $1,000,000; provided, however, that such maximum amount with respect to a Performance Award that provides for a performance period longer than one fiscal year shall be the foregoing limit multiplied by the number of full fiscal years in the performance period. At the time of the grant of a Performance Award and to the extent permitted under Code Section 162(m) and regulations thereunder for a Performance Award intended to satisfy the 162(m) Requirements, the Committee may provide for the manner in which the performance goals will be measured in light of specified corporate transactions, extraordinary events, accounting changes and other similar occurrences.

11.4        Performance Goals. The performance criteria to be used for purposes of Performance Awards may be described in terms of objectives that are related to the individual Participant or objectives that are Company-wide or related to a subsidiary, division, department, region, function or business unit of the Company in which the Participant is employed or with respect to which the Participant performs services, and may consist of one or more or any combination of the following criteria:  (i) earnings or earnings per share (whether on a pre-tax, after-tax, operational or other basis), (ii) return on equity, (iii) return on assets or net assets, (iv) return on capital or invested capital and other related financial measures, (v) cash flow (whether as an absolute number or percentage change), (vi) revenues, (vii) income or operating income, (viii) expenses or expense levels, (ix) one or more operating ratios, (x) stock price, (xi) total stockholder return, (xii) market share, (xiii) operating profit, (xiv) profit margin, (xv) capital expenditures, (xvi) net borrowing, debt leverage levels, credit quality or debt ratings, (xvii) the accomplishment of mergers, acquisitions, dispositions, public offerings or similar extraordinary business transactions, (xviii) net asset value per share, (xix) economic value added, (xx) individual business objectives, (xxi) growth in production, (xxii) added reserves, (xxiii) growth in reserves per share, and (xxiv) inventory growth. Any one or more of the performance criteria may be used on an absolute or relative basis to measure the performance of the individual Participant, the Company, or a subsidiary, division, department, region, function or business unit of the Company in which the Participant is employed or with respect to which the Participant performs services, or any combination thereof, as the Committee may deem appropriate, or any of the above performance criteria may be compared to the performance of a selected group of comparison companies, or a published or special index that the

Committee, in its sole discretion, deems appropriate, or as compared to various stock market indices. To the extent required under Section 162(m) of the Code, the Committee shall, within the first 90 days of a performance period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code), define in an objective fashion the manner of calculating the performance criteria it selects to use for such performance period and thereafter promptly communicate such performance criteria to the Participant.

11.5        Certification and Negative Discretion.

(a)           Certification.  Following the completion of a performance period and prior to the payment of any compensation pursuant to a Performance Award that is intended to satisfy the 162(m) Requirements, the Committee shall review and certify in writing whether, and to what extent, the performance goals for the performance period have been achieved and, if so, calculate and certify in writing that amount of the Performance Awards earned for the performance period. The Committee shall then determine the amount of each Participant’s Performance Award actually payable for the performance period and, in so doing, may apply its negative discretion pursuant to subsection (b) below.

(b)           Negative Discretion.  If a Performance Award is intended to satisfy the 162(m) Requirements, the Committee in its sole discretion shall have the authority to reduce or eliminate, but not to increase, the amount payable and the number of shares to be granted, issued, retained or vested pursuant to a Performance Award.

11.6         Code Section 162(m) Approval.  If so determined by the Committee, the provisions of the Plan regarding Performance Awards shall be disclosed and reapproved by shareholders no later than the first shareholder meeting that occurs in the fifth year following the year in which shareholders previously approved such provisions, in each case in order for certain Awards granted after such time to be exempt from the deduction limitations of Section 162(m) of the Code. Nothing in this Section, however, shall affect the validity of Awards granted after such time if such shareholder approval has not been obtained.

ARTICLE XII.  STOCK AWARDS AND OTHER INCENTIVE AWARDS

12.1         Stock Awards.  Stock Awards may be granted to Participants upon such terms and conditions as the Committee may determine. Shares of Common Stock issued pursuant to Stock Awards may be issued for cash consideration or for no cash consideration. The Committee shall determine the number of shares of Common Stock to be issued pursuant to a Stock Award.

12.2         Other Incentive Awards.  Other Incentive Awards may be granted in such amounts, upon such terms and at such times as the Committee shall determine. Other Incentive Awards may be granted based upon, payable in or otherwise related to, in whole or in part, shares of Common Stock if the Committee, in its sole discretion, determines that such Other Incentive Awards are consistent with the purposes of the Plan. Each grant of an Other Incentive Award shall be evidenced by an Award Agreement that shall specify the amount of the Other Incentive Award and the terms, conditions, restrictions and limitations applicable to such Award. Payment of Other Incentive Awards shall be made at such times and in such form, which may be cash, shares of Common Stock or other property (or a combination thereof), as established by the Committee, subject to the terms of the Plan.

ARTICLE XIII.  CORPORATE CHANGE

13.1         Vesting of Awards.  Except as provided otherwise below in this Article or in an Award Agreement at the time an Award is granted or amended, notwithstanding anything to the contrary in this Plan, if a Participant's employment or service with the Company is terminated for any reason other than death, Cause or Inability to Perform or if a Participant voluntarily terminates employment or service for Good Reason, in either case within the one-year period following a Corporate Change of Rosetta, any time periods, conditions or contingencies relating to the exercise or realization of, or lapse of restrictions under, any Award shall be automatically accelerated or waived so that:

(a)           if no exercise of the Award is required, the Award may be realized in full at the time of the occurrence of the Participant's termination of employment or service; or

(b)           if exercise of the Award is required, the Award may be exercised in full commencing on the date of the Participant's termination of employment or service.

In the event all outstanding Awards are replaced in connection with a Corporate Change by comparable types of awards of at least substantially equivalent value, as determined by the Committee in its sole discretion, such replacement awards shall provide for automatic acceleration or waiver as provided above in the event of a Participant's involuntary termination of employment or service with the Company other than for Cause or voluntary termination of employment or service for Good Reason, as applicable.

13.2        Cancellation of Awards.  Notwithstanding the foregoing, on or prior to the date of a Corporate Change, the Committee may take any of the following actions with respect to any or all outstanding Awards, without the consent of any Participant: (i) the Committee may require that Participants surrender their outstanding Options and SARs in exchange for payment by the Company, in cash, Common Stock, the securities of another company, or a combination thereof, as determined by the Committee, in an amount equal to the amount, if any, by which the then Fair Market Value of the shares of Common Stock subject to the Participant’s unexercised Options and SARs exceeds the exercise price or grant price, and (ii) with respect to Participants holding Restricted Stock, Restricted Stock Units, Performance Awards or Other Incentive Awards, and related Cash Dividend Rights and Dividend Unit Rights (if applicable), the Committee may determine that such Participants shall receive payment in settlement of such Awards (and dividend rights), in an amount equivalent to the value of such Awards (and dividend rights) at the time of such settlement.

ARTICLE XIV.  AMENDMENT AND TERMINATION

14.1         Plan Amendment and Termination.  The Board may at any time suspend, terminate, amend or modify the Plan, in whole or in part; provided, however, that no amendment or modification of the Plan shall become effective without the approval of such amendment or modification by the holders of at least a majority of the shares of Common Stock if (i) such amendment or modification increases the maximum number of shares subject to the Plan (except as provided in Article IV) or changes the designation or class of persons eligible to receive Awards under the Plan, (ii) such amendment or modification is necessary to prevent the Company from being denied a tax deduction under Section 162(m) of the Code, or (iii) counsel for Rosetta determines that such approval is otherwise required by or necessary to comply with applicable law or the listing requirements of NASDAQ or such other exchange or association on which the Common Stock is then listed or quoted. An amendment to the Plan shall not require stockholder approval if it curtails rather than expands the scope of the Plan, nor if it is made to conform the Plan to new statutory or regulatory requirements that arise after submission of the Plan to stockholders for their approval, such as, without limitation, changes to Section 409A of the Code, or regulations issued thereunder. Upon termination of the Plan, the terms and provisions of the Plan shall, notwithstanding such termination, continue to apply to Awards granted prior to such termination. Except as otherwise provided herein, no suspension, termination, amendment or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the consent of the Participant (or the Permitted Transferee) holding such Award.

14.2         Award Amendment and Cancellation.  The Committee may amend the terms of any outstanding Award granted pursuant to the Plan, but except as otherwise provided herein, no such amendment shall adversely affect in any material way the Participant’s (or a Permitted Transferee’s) rights under an outstanding Award without the consent of the Participant (or the Permitted Transferee) holding such Award.

ARTICLE XV.  MISCELLANEOUS

15.1         Award Agreements.  After the Committee grants an Award under the Plan to a Participant, Rosetta and the Participant shall enter into an Award Agreement setting forth the terms, conditions, restrictions and limitations applicable to the Award and such other matters as the Committee may determine to be appropriate. The Committee may permit or require a Participant to defer receipt of the payment of cash or the delivery of shares of Common Stock that would otherwise be due to the Participant in connection with any Award. Awards that are not paid currently shall be recorded as payable on Rosetta’s records for the Plan. The terms and provisions of the respective Award Agreements need not be identical. All Award Agreements shall be subject to the provisions of the Plan, and in the event of any conflict between an Award Agreement and the Plan, the terms of the Plan shall govern.

15.2         Listing; Suspension.

(a)           As long as the Common Stock is listed on a national securities exchange or system sponsored by a national securities association, the issuance of any shares of Common Stock pursuant to an Award shall be conditioned upon such shares being listed on such exchange or system. Rosetta shall have no obligation to issue such shares unless and until such shares are so listed, and the right to exercise any Option or other Award with respect to such shares shall be suspended until such listing has been effected.

(b)           If at any time counsel to Rosetta or its Affiliates shall be of the opinion that any sale or delivery of shares of Common Stock pursuant to an Award is or may in the circumstances be unlawful or result in the imposition of excise taxes on Rosetta or its Affiliates under the laws of any applicable jurisdiction, Rosetta or its Affiliates shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act, or otherwise, with respect to shares of Common Stock or Awards, and the right to exercise any Option or other Award shall be suspended until, in the opinion of such counsel, such sale or delivery shall be lawful or will not result in the imposition of excise taxes on Rosetta or its Affiliates.

(c)           Upon termination of any period of suspension under this Section, any Award affected by such suspension that shall not then have expired or terminated shall be reinstated as to all shares available before such suspension and as to shares that would otherwise have become available during the period of such suspension, but no such suspension shall extend the term of any Award unless otherwise determined by the Committee in its sole discretion.

15.3         Additional Conditions.  Notwithstanding anything in the Plan to the contrary:  (i) the Committee may, if it shall determine it necessary or desirable in its sole discretion, at the time of grant of any Award or the issuance of any shares of Common Stock pursuant to any Award, require the recipient of the Award or such shares of Common Stock, as a condition to the receipt thereof, to deliver to Rosetta a written representation of present intention to acquire the Award or such shares of Common Stock for his own account for investment and not for distribution, (ii) the certificate for shares of Common Stock issued to a Participant may include any legend that the Committee deems appropriate to reflect any restrictions on transfer, and (iii) all certificates for shares of Common Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the SEC, any stock exchange or association upon which the Common Stock is then listed or quoted, any applicable federal or state securities law, and any applicable corporate law, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

15.4         Transferability.

(a)           All Awards granted to a Participant shall be exercisable during his lifetime only by such Participant, or if applicable, a Permitted Transferee as provided in subsection (c) of this Section; provided, however, that in the event of a Participant’s legal incapacity, an Award may be exercised by his guardian or legal representative. When a Participant dies, the personal representative, beneficiary, or other person entitled to succeed to the rights of the Participant may acquire the rights under an Award. Any such successor must furnish proof satisfactory to Rosetta of the successor’s entitlement to receive the rights under an Award under the Participant’s will or under the applicable laws of descent and distribution.

(b)           Except as otherwise provided in this Section, no Award shall be subject to execution, attachment or similar process, and no Award may be sold, transferred, pledged, exchanged, hypothecated or otherwise disposed of, other than by will or pursuant to the applicable laws of descent and distribution. Any attempted sale, transfer, pledge, exchange, hypothecation or other disposition of an Award not specifically permitted by the Plan or the Award Agreement shall be null and void and without effect.

(c)           If provided in the Award Agreement, Non-qualified Stock Options may be transferred by a Participant to a Permitted Transferee. For purposes of the Plan, “Permitted Transferee” means (i) a member of a Participant’s immediate family, (ii) any person sharing the Participant’s household (other than a tenant or employee of the Participant), (iii) trusts in which a person listed in (i) or (ii) above has more than 50% of the beneficial interest, (iv) a foundation in which the Participant or a person listed in (i) or (ii) above controls the management of assets, (v) any other entity in which the Participant or a person listed in (i) or (ii) above owns more than 50% of the voting interests, provided that in the case of the preceding clauses (i) through (v), no consideration is provided for the transfer, and (vi) any transferee permitted under applicable securities and tax laws as determined by counsel to Rosetta. In determining whether a person is a “Permitted Transferee,” immediate family members shall include a Participant’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships.

(d)           Incident to a Participant’s divorce, the Participant may request that Rosetta agree to observe the terms of a domestic relations order which may or may not be part of a qualified domestic relations order (as defined in Code Section 414(p)) with respect to all or a part of one or more Awards made to the Participant under the Plan. Rosetta’s decision regarding such a request shall be made by the Committee, in its sole and absolute discretion, based upon the best interests of Rosetta. The Committee’s decision need not be uniform among Participants. As a condition of participation, a Participant agrees to hold Rosetta harmless from any claim that may arise out of Rosetta’s observance of the terms of any such domestic relations order.

15.5         Withholding Taxes.  The Company shall be entitled to deduct from any payment made under the Plan, regardless of the form of such payment, the amount of all applicable income and employment taxes required by law to be withheld with respect to such payment, may require the Participant to pay to the Company such withholding taxes prior to and as a condition of the making of any payment or the issuance or delivery of any shares of Common Stock under the Plan, and shall be entitled to deduct from any other compensation payable to the Participant any withholding obligations with respect to Awards. In accordance with any applicable administrative guidelines it establishes, the Committee may allow a Participant to pay the amount of taxes required by law to be withheld from or with respect to an Award by (i) withholding shares of Common Stock from any payment of Common Stock due as a result of such Award, or (ii) permitting the Participant to deliver to the Company previously acquired shares of Common Stock, in each case having an aggregate Fair Market Value equal to the amount of such required withholding taxes. No payment shall be made and no shares of Common Stock shall be issued pursuant to any Award unless and until the applicable tax withholding obligations have been satisfied.

15.6        No Fractional Shares.  No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan or any Award granted hereunder, provided that the Committee in its sole discretion may round fractional shares down to the nearest whole share or settle fractional shares in cash.

15.7        Notices. All notices required or permitted to be given or made under the Plan or pursuant to any Award Agreement (unless provided otherwise in such Award Agreement) shall be in writing and shall be deemed to have been duly given or made if (i) delivered personally, (ii) transmitted by first class registered or certified United States mail, postage prepaid, return receipt requested, (iii) sent by prepaid overnight courier service, or (iv) sent by telecopy or facsimile transmission, with confirmation receipt, to the person who is to receive it at the address that such person has theretofore specified by written notice delivered in accordance herewith. Such notices shall be effective (i) if delivered personally or sent by courier service, upon actual receipt by the intended recipient, (ii) if mailed, upon the earlier of five days after deposit in the mail or the date of delivery as shown by the return receipt therefore, or (iii) if sent by telecopy or facsimile transmission, when the answer back is received. Rosetta or a Participant may change, at any time and from time to time, by written notice to the other, the address that it or such Participant had theretofore specified for receiving notices. Until such address is changed in accordance herewith, notices hereunder or under an Award Agreement shall be delivered or sent (i) to a Participant at his address as set forth in the records of the Company or (ii) to Rosetta at the principal executive offices of Rosetta clearly marked “Attention:  General Counsel.”

15.8         Compliance with Law and Stock Exchange or Association Requirements.  In addition, it is the intent of Rosetta that Options designated Incentive Stock Options comply with the applicable provisions of Section 422 of the Code, and that Awards intended to constitute “qualified performance-based awards” comply with the applicable provisions of Section 162(m) of the Code and that any deferral of the receipt of the payment of cash or the delivery of shares of Common Stock that the Committee may permit or require, and any Award granted that is subject to Section 409A of the Code, comply with the requirements of Section 409A of the Code. To the extent that any legal requirement of Section 16 of the Exchange Act or Sections 422, 162(m) or 409A of the Code as set forth in the Plan ceases to be required under Section 16 of the Exchange Act or Sections 422, 162(m) or 409A of the Code, that Plan provision shall cease to apply. Any provision of this Plan to the contrary notwithstanding, the Committee may revoke any Award if it is contrary to law, governmental regulation, or stock exchange requirements or modify an Award to bring it into compliance with any government regulation or stock exchange requirements. The Committee may agree to limit its authority under this Section.

15.9         California Blue Sky Laws.  Prior to the effective registration of the Common Stock under Section 12 of the Exchange Act, (i) Rosetta shall deliver a balance sheet and an income statement at least annually to each Participant who performs services in the State of California, unless such Participant is a key employee whose duties in connection with the Company assure such Participant access to equivalent information, (ii) the Compensation Committee may not impose upon any Award grant made to a Participant performs services in the State of California a vesting schedule that is more restrictive than 20 percent per year vesting, with the initial vesting to occur not later than one year after the Award’s grant date; provided, however, that such vesting limitation shall not be applicable to any Award grants made to individuals who are officers of Rosetta and (iii) with respect to California Participants (including any individual whose Award is based in whole or in part on services performed in California), the Plan shall otherwise be administered in accordance with California Corporations Code section 25102(o) and California Code of Regulations, Title 10, sections 260.140.41, 260.140.42, 260.140.45, and 260.140.46.

15.10      Binding Effect.  The obligations of Rosetta under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of Rosetta, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of Rosetta. The terms and conditions of the Plan shall be binding upon each Participant and his Permitted Transferees, heirs, legatees, distributees and legal representatives.

15.11      Severability.  If any provision of the Plan or any Award Agreement is held to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions of the Plan or such agreement, as the case may be, but such provision shall be fully severable and the Plan or such agreement, as the case may be, shall be construed and enforced as if the illegal or invalid provision had never been included herein or therein.

15.12      No Restriction of Corporate Action.  Nothing contained in the Plan shall be construed to prevent Rosetta or any Affiliate from taking any corporate action (including any corporate action to suspend, terminate, amend or modify the Plan) that is deemed by Rosetta or such Affiliate to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any Awards made or to be made under the Plan. No Participant or other person shall have any claim against Rosetta or any Affiliate as a result of such action.

15.13      Governing Law.  The Plan shall be governed by and construed in accordance with the internal laws (and not the principles relating to conflicts of laws) of the State of Texas except as superseded by applicable federal law.

15.14      No Right, Title or Interest in Company Assets.  No Participant shall have any rights as a stockholder of Rosetta as a result of participation in the Plan until the date of issuance of Common Stock in his name and, in the case of Restricted Stock, unless and until such rights are granted to the Participant pursuant to the Plan. To the extent any person acquires a right to receive payments from the Company under the Plan, such rights shall be no greater than the rights of an unsecured general creditor of the Company, and such person shall not have any rights in or against any specific assets of the Company. All Awards shall be unfunded.

15.15      Risk of Participation.  Nothing contained in the Plan shall be construed either as a guarantee by Rosetta or the Affiliates, or their respective stockholders, directors, officers or employees, of the value of any assets of the Plan or as an agreement by Rosetta or the Affiliates, or their respective stockholders, directors, officers or employees, to indemnify anyone for any losses, damages, costs or expenses resulting from participation in the Plan.

15.16      No Guarantee of Tax Consequences.  No person connected with the Plan in any capacity, including without limitation Rosetta and the Affiliates and their respective directors, officers, agents and employees, makes any representation, commitment or guarantee that any tax treatment, including without limitation federal, state and local income, estate and gift tax treatment, will be applicable with respect to any Awards or payments thereunder made to or for the benefit of a Participant under the Plan or that such tax treatment will apply to or be available to a Participant on account of participation in the Plan.

15.17      Continued Employment or Service. Nothing contained in the Plan or in any Award Agreement shall confer upon any Participant the right to continue in the employ or service of the Company, or interfere in any way with the rights of the Company to terminate a Participant’s employment or service at any time, with or without cause. The loss of existing or potential profit in Awards will not constitute an element of damages in the event of termination of employment or service for any reason, even if the termination is in violation of an obligation of Rosetta or an Affiliate to the Participant.

15.18       Miscellaneous.  Headings are given to the articles and sections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction of the Plan or any provisions hereof. The use of the masculine gender shall also include within its meaning the feminine. Wherever the context of the Plan dictates, the use of the singular shall also include within its meaning the plural, and vice versa.

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ROSETTA RESOURCES
ATTN: Karen Paganis	Electronic Delivery of Future PROXY MATERIALS
717 TEXAS, SUITE 2800 HOUSTON, TX 77002
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TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
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THIS   PROXY   CARD   IS   VALID   ONLY   WHEN   SIGNED   AND   DATED.
		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
1.	The Board of Directors recommends that you vote "For" the following. Election of Directors	0	0	0
	Nominees
01	Randy L. Limbacher 02 D. Henry Houston 03 Richard W. Beckler 04 Donald D. Patteson, Jr. 05 Josiah O. Low III
06	Philip L. Frederickson 07 Matthew D. Fitzgerald
The Board of Directors recommends you vote FOR the following proposal(s).							For	Against	Abstain
2	To ratify the appointment of PricewaterhouseCoopers LLP as the Company's Independent Registered Public Accounting Firm for 2009						0	0	0
3	To approve the Amended and Restated Rosetta Resources Inc. 2005 Long-Term Incentive Plan						0	0	0
Such other business as may properly come before the meeting or any adjournment thereof.

For address change/comments, mark here. (see reverse for instructions)		0
		Yes No
Please indicate if you plan to attend this meeting		0 0

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	D a t e				Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials: The Annual Report, Notice & Proxy Statement is/are available at www.proxyvote.com ..

ROSETTA RESOURCES INC.
This proxy is solicited by the Board of Directors
Annual Meeting of Stockholders
5/8/2009 10:00:00 EST

The stockholder(s) hereby appoint(s) Randy L. Limbacher and Michael J. Rosinski, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common stock of ROSETTA RESOURCES INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholder(s) to be held at 10:00:00, EST on 5/8/2009, at the The Lancaster Hotel, 701 Texas, Houston, Texas 77002, and any adjournment or postponement thereof.

Address change/comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side